UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.                  )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Vimeo, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 27, 2022 Dear Vimeo Stockholders: You are invited to attend the Annual Meeting of Stockholders of Vimeo, Inc., which will be held on Tuesday, June 14, 2022 at 10:00 a.m. Eastern Time. The Annual Meeting will be a virtual meeting, conducted solely online. Stockholders will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ VMEO2022. At the Annual Meeting, stockholders will be asked to (i) elect as directors the eleven director nominees named in the accompanying proxy statement, each to hold ofﬁce until the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualiﬁed (or, if earlier, such director’s removal or resignation from Vimeo’s Board of Directors); (ii) ratify the appointment of Ernst & Young LLP as Vimeo’s independent registered public accounting ﬁrm for the 2022 ﬁscal year; and (iii) transact such other business as may properly come before the meeting and any related adjournments or postponements. Vimeo’s Board of Directors believes that the proposals being submitted for stockholder approval are in the best interests of Vimeo and its stockholders and recommends a vote consistent with the Board’s recommendation for each proposal. It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. Whether or not you plan to participate in the Annual Meeting online, please take the time to vote online, by telephone or, if you receive a printed proxy card, by returning a marked, signed and dated proxy card. If you participate in the Annual Meeting online, you may vote your shares online at that time if you wish, even if you have previously submitted your vote. Sincerely, Anjali Sud Chief Executive Ofﬁcer Anjali Sud Chief Executive Ofﬁcer 555 WEST 18TH STREET NEW YORK, NEW YORK 10011 212.314.7300 www.vimeo.com

Vimeo, Inc. 555 West 18th Street New York, New York 10011 Notice of 2022 Annual Meeting of Stockholders April 27, 2022 To Our Stockholders: Vimeo, Inc. (“Vimeo”) is making this proxy statement available to holders of our common stock and Class B common stock in connection with the solicitation of proxies by Vimeo’s Board of Directors for use at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, June 14, 2022 at 10:00 a.m. Eastern Time. This year’s Annual Meeting will be a virtual meeting, conducted solely online. Stockholders will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/VMEO2022. At the Annual Meeting, stockholders will be asked: to elect as directors the eleven director nominees named in the accompanying proxy statement, each to hold ofﬁce until the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualiﬁed (or, if earlier, such director’s removal or resignation from Vimeo’s Board of Directors); to ratify the appointment of Ernst & Young LLP as Vimeo’s independent registered public accounting ﬁrm for the 2022 ﬁscal year; and to transact such other business as may properly come before the meeting and any related adjournments or postponements. Vimeo’s Board of Directors has set April 18, 2022 as the record date for the Annual Meeting. This means that holders of record of our common stock and holders of record of our Class B common stock (collectively, “Vimeo capital stock”) at the close of business on that date are entitled to receive notice of the Annual Meeting and to vote their shares at the Annual Meeting and any related adjournments or postponements. As permitted by applicable Securities and Exchange Commission rules, on or about April 27, 2022, we mailed a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Annual Meeting proxy statement and 2021 Annual Report on Form 10-K online, as well as instructions on how to obtain printed copies of these materials by mail. Only stockholders and persons holding proxies from stockholders may attend the Annual Meeting. To participate in the Annual Meeting online at www.virtualshareholdermeeting.com/VMEO2022, you will need the sixteen-digit control number included on your Notice of Internet Availability of Proxy Materials, your proxy card or the instructions that accompanied your proxy materials. BY ORDER OF THE BOARD OF DIRECTORS, Michael A. Cheah General Counsel and Secretary 1 2 3

TABLE OF CONTENTS

NTING FIRM 18 Vote Required 18 AUDIT COMMITTEE MATTERS 19 Audit Committee Report 19 Fees Paid to the Independent Registered Public Accounting Firm 20 Audit and Non-Audit Services Pre-Approval Policy 20 EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS 21 COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION 22 Vimeo, Inc. 2022 Proxy Statement i

Notice of Annual Meeting of Stockholders Date Tuesday, June 14, 2022 Time 10:00 a.m. Eastern Time There are four ways to vote: • by attending and voting at the virtual Annual Meeting by visiting www.virtualshareholdermeeting ..com/VMEO2022, where stockholders may vote and submit questions during the Annual Meeting (have your proxy card in hand when you visit the website). • by completing and mailing your proxy card so it is received prior to the Annual Meeting (if you received printed proxy materials); and • by toll-free telephone until 11:59 p.m. Eastern Time on June 13, 2022 at 1-800-690- 6903 (be sure to have your Notice or proxy card in hand when you call); • by Internet at www.proxyvote ..com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 13, 2022 (have your Notice or proxy card in hand when you visit the website); Our Board of Directors (the “Board”) recommends that all stockholders vote as follows: Proposal 1 The election of eleven members of Vimeo’s Board FOR Proposal 2 The ratiﬁcation of the appointment of Ernst & Young LLP as Vimeo’s independent registered public accounting ﬁrm for our ﬁscal year ending December 31, 2022. FOR Proxy Summary The information provided in this Proxy Summary is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only. Our Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. We believe in the power of video, and that hosting a virtual meeting will enable more of our stockholders to attend the meeting because our stockholders can participate from any location with internet access. Thus, we believe that this format will lead to increased attendance as well as cost savings for our stockholders and the Company. By following the instructions in this proxy statement, stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting. Vimeo, Inc. 2022 Proxy Statement 1

Questions and Answers Regarding this Solicitation and Voting at the Annual Meeting Q: Why did I receive a Notice of Internet Availability of Proxy Materials? A: In accordance with rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to deliver this proxy statement and our 2021 Annual Report on Form 10-K to our stockholders online in lieu of mailing printed copies of these materials to each of our stockholders (the “Notice Process”). If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive printed copies of our proxy materials unless you request them. Instead, the Notice provides instructions on how to access this proxy statement and our 2021 Annual Report on Form 10-K online, as well as how to obtain printed copies of these materials by mail. We believe that the Notice Process allows us to provide our stockholders with the information they need in a more timely manner than if we had elected to mail printed materials, while reducing the environmental impact of (and lowering the costs associated with) the printing and distribution of our proxy materials. The Notice, our proxy materials and our 2021 Annual Report on Form 10-K are being mailed on or about April 27, 2022 to stockholders of record at the close of business on April 18, 2022 and this proxy statement and our 2021 Annual Report on Form 10-K will be available at www.proxyvote.com beginning on April 27, 2022. If you received a Notice by mail but would rather receive printed copies of our proxy materials, please follow the instructions included in the Notice. You will not receive a Notice if you have previously elected to receive printed copies of our proxy materials. Q: Can I vote my shares by ﬁlling out and returning the Notice? A: No. However, the Notice provides instructions on how to vote your shares: (i) before the date of the Annual Meeting by way of completing and submitting your proxy online, by phone or by requesting and returning a written proxy card by mail, or (ii) by voting at the Annual Meeting online at www.virtualshareholdermeeting.com/ VMEO2022. Q: How do I participate in the Annual Meeting? A: To participate in the Annual Meeting, go to www.virtualshareholdermeeting.com/VMEO2022 on Tuesday, June 14, 2022 by 10:00 a.m. Eastern Time and enter the sixteen-digit control number included on your Notice, your proxy card or the instructions that accompanied your proxy materials. We will hold our question and answer session with management immediately following the conclusion of the business to be conducted at the Annual Meeting, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the Annual Meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder by following the procedures outlined above will be permitted to submit questions during the Annual Meeting, and such stockholders may submit a question at any time during the meeting by visiting www.virtualshareholdermeeting.com/VMEO2022. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic, and must follow the “Rules of Conduct” that will be available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder by following the procedures outlined above. Q: Why are we holding the Annual Meeting virtually? A: This year we will host the Annual Meeting exclusively online. We believe in the power of video, and believe that our virtual format expands access to, and enables participation by, a broader group of shareholders. Thus, we believe that this format will lead to increased attendance as well as cost savings for our stockholders and the Company. 2 Vimeo, Inc. 2022 Proxy Statement

Q: What if I have technical difﬁculties or trouble accessing the virtual meeting website during the Annual Meeting? A: If you experience technical difﬁculties accessing the virtual meeting, please contact the technical support telephone number posted on the virtual stockholder meeting login page. Q: Who is entitled to vote at the Annual Meeting? A: Holders of Vimeo capital stock at the close of business on April 18, 2022, the record date for the Annual Meeting established by Vimeo’s Board, are entitled to receive notice of the Annual Meeting and to vote their shares at the Annual Meeting and any related adjournments or postponements. At the close of business on April 18, 2022, there were 156,884,951 shares of Vimeo common stock and 9,399,250 shares of Class B common stock outstanding and entitled to vote. Holders of Vimeo common stock are entitled to one vote per share and holders of Class B common stock are entitled to ten votes per share. Q: What is the difference between a stockholder of record and a stockholder who holds Vimeo shares in street name? A: If your Vimeo shares are registered in your name with our transfer agent, Computershare Trust Company, N.A., you are a stockholder of record. If your Vimeo shares are held in the name of your broker, bank or other holder of record, then you are the beneﬁcial owner of shares held in street name and our proxy materials are being forwarded to you by that organization. You may examine a list of the stockholders of record as of the close of business on April 18, 2022, the record date for the Annual Meeting, for any purpose germane to the Annual Meeting during normal business hours during the 10-day period preceding the date of the meeting at Vimeo’s corporate headquarters, located at 555 West 18th Street, New York, New York 10011. Q: What shares are included on the enclosed proxy card? A: If you are a stockholder of record only, you will receive one proxy card from Broadridge for all Vimeo shares that you hold. If you hold Vimeo shares in street name through one or more banks, brokers and/or other holders of record, you will receive proxy materials, together with voting instructions and information regarding the consolidation of your votes, from the third party or parties through which you hold your Vimeo shares. If you are a stockholder of record and hold additional Vimeo shares in street name, you will receive proxy materials from Broadridge and the third party or parties through which you hold your Vimeo shares. Q: What are the quorum requirements for the Annual Meeting? A: The presence at the Annual Meeting, in person or by proxy, of holders having a majority of the total votes entitled to be cast by holders of Vimeo capital stock at the Annual Meeting constitutes a quorum. When the holders of Vimeo common stock vote as a separate class on a given matter, the presence at the Annual Meeting of holders of a majority of the total votes entitled to be cast by holders of Vimeo common stock is required for a quorum to be met with respect to such matter. Stockholders who participate in the Annual Meeting online at www.virtualshareholdermeeting.com/VMEO2022 will be deemed to be in person attendees for purposes of determining whether a quorum has been met. Shares of Vimeo capital stock represented by proxy will be treated as present at the Annual Meeting for purposes of determining whether there is a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Q: What matters will Vimeo stockholders vote on at the Annual Meeting? A: Vimeo stockholders will vote on the following proposals: • Proposal 1—to elect eleven members of Vimeo’s Board, each to hold ofﬁce until the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualiﬁed (or, if earlier, such director’s removal or resignation from Vimeo’s Board); • Proposal 2—to ratify the appointment of Ernst & Young LLP as Vimeo’s independent registered public accounting ﬁrm for the 2022 ﬁscal year; and • to transact such other business as may properly come before the Annual Meeting and any related adjournments or postponements. Questions and Answers Regarding this Solicitation and Voting at the Annual Meeting Vimeo, Inc. 2022 Proxy Statement 3

Q: What are my voting choices when voting for director nominees and what votes are required to elect director nominees to the Vimeo Board? A: You may vote in favor of all director nominees, withhold votes as to all director nominees or vote in favor of and withhold votes as to speciﬁc director nominees. The election of each of Adam Gross, Kendall Handler, Jay Herratti, Mo Koyfman, Joseph Levin, Nabil Mallick, Glenn H. Schiffman and Anjali Sud as directors requires the afﬁrmative vote of a plurality of the total number of votes cast by the holders of shares of Vimeo capital stock, with each share of common stock and Class B common stock representing the right to one and ten vote(s), respectively. “Plurality” means the director nominees receiving the largest number of votes cast “FOR” will be elected. The election of each of Alesia J. Haas, Ida Kane and Shelton “Spike” Lee as directors requires the afﬁrmative vote of a plurality of the total number of votes cast by the holders of shares of Vimeo common stock voting as a separate class. The Board recommends that our stockholders vote FOR the election of each of the director nominees. Q: What are my voting choices when voting on the ratiﬁcation of the appointment of Ernst & Young LLP as Vimeo’s independent registered public accounting ﬁrm for the 2022 ﬁscal year and what votes are required to ratify such appointment? A: You may vote in favor of the ratiﬁcation, vote against the ratiﬁcation or abstain from voting on the ratiﬁcation. The ratiﬁcation of the appointment of Ernst & Young LLP as Vimeo’s independent registered public accounting ﬁrm for the 2022 ﬁscal year requires the afﬁrmative vote of the holders of a majority of the voting power of shares of Vimeo capital stock present at the Annual Meeting in person or represented by proxy and voting together. The Board recommends that our stockholders vote FOR the ratiﬁcation of the appointment of Ernst & Young LLP as Vimeo’s independent registered public accounting ﬁrm for the 2022 ﬁscal year. Q: Could other matters be decided at the Annual Meeting? A: As of the date of this proxy statement, the Company is not aware of any matters to be raised at the Annual Meeting other than those referred to in this proxy statement. If any other matters are properly presented at the Annual Meeting for consideration, the two Vimeo ofﬁcers who have been designated as proxies for the Annual Meeting (Anjali Sud and Michael A. Cheah) will have the discretion to vote on those matters for stockholders who have submitted their proxy. Q: What do I need to do now to vote at the Annual Meeting? A: The Vimeo Board is soliciting proxies for use at the Annual Meeting. Stockholders may submit proxies to instruct the designated proxies to vote their shares before the date of the Annual Meeting in any of three ways: • Submitting a proxy online: Submit your proxy online at www.proxyvote.com. Online proxy voting is available 24 hours a day and will close at 11:59 p.m. Eastern Time, on Monday, June 13, 2022; • Submitting a proxy by telephone: Submit your proxy by telephone by using the toll-free telephone number provided on your proxy card (1-800-690-6903). Telephone proxy voting is available 24 hours a day and will close at 11:59 p.m. Eastern Time, on Monday, June 13, 2022; or • Submitting a proxy by mail: If you choose to submit your proxy by mail, simply mark, date and sign your proxy, and return it in the postage-paid envelope provided or to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. You may also participate in the Annual Meeting online at www.virtualshareholdermeeting.com/VMEO2022 and vote your shares online during the Annual Meeting, even if you have previously submitted your vote. To do so, you will need the sixteen-digit control number included on your Notice, your proxy card or the instructions that accompanied your proxy materials. For Vimeo shares held in street name, holders may submit a proxy online or by telephone before the date of the Annual Meeting if their broker, bank and/or other holder of record makes these methods available. If you submit a proxy online or by telephone, DO NOT request and return a printed proxy card from Vimeo or from your broker, bank and/or other holder of record. If you hold your shares through a broker, bank and/or other holder of record, follow the voting instructions you receive from your broker, bank and/or other holder of record. Questions and Answers Regarding this Solicitation and Voting at the Annual Meeting 4 Vimeo, Inc. 2022 Proxy Statement

Q: If I hold my Vimeo shares in street name, will my broker, bank or other holder of record vote these shares for me? A: If your shares of Vimeo capital stock are held in street name, you must provide your broker, bank and/or other holder of record with instructions in order to vote these shares. If you do not provide voting instructions, whether your shares can be voted by your broker, bank and/or other holder of record depends on the type of item being considered for a vote. Non-Routine Items. The election of directors is a non-routine item and may NOT be voted on by your broker, bank and/or other holder of record absent speciﬁc voting instructions from you. If you do not provide your bank, broker and/or other holder of record with voting instructions, your shares of Vimeo capital stock will be represented by “broker non-votes” for this proposal. Routine Items. The ratiﬁcation of Ernst & Young LLP as Vimeo’s independent registered public accounting ﬁrm for the 2022 ﬁscal year is a routine item. Generally, brokers, banks and other holders of record that do not receive voting instructions from you may vote on this proposal in their discretion. Q: What effect do abstentions and broker non-votes have on quorum requirements and the voting results for each proposal to be voted on at the Annual Meeting? A: Abstentions and shares represented by broker non-votes are counted as present for purposes of determining a quorum. Abstentions are treated as shares present and entitled to vote and, as a result, have the same effect as a vote against any proposal for which the voting standard is based on the number of shares present at the Annual Meeting (the auditor ratiﬁcation proposal) and have no impact on the vote on any proposal for which the vote standard is based on the actual number of votes cast at the meeting (the election of directors). Shares represented by broker non-votes are not treated as shares entitled to vote and, as a result, have no effect on the outcome of any of the proposals to be voted on by stockholders at the Annual Meeting. Q: Can I change my vote or revoke my proxy? A: Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the polls close at the Annual Meeting by: • submitting a later-dated proxy relating to the same shares online, by telephone or by mail before the date of the Annual Meeting, provided that any such proxy submitted by mail must be received at 555 West 18th Street, New York, New York 10011, Attention: General Counsel & Secretary no later than 5:00 p.m. Eastern Time on June 13, 2022; • delivering a written notice, bearing a date later than your proxy, stating that you revoke the proxy, provided that such written notice must be received at 555 West 18th Street, New York, New York 10011, Attention: General Counsel & Secretary no later than 5:00 p.m. Eastern Time on June 13, 2022; or • participating in the Annual Meeting and voting online during the Annual Meeting at www.virtualshareholdermeeting.com/VMEO2022 (although virtual attendance at the Annual Meeting will not, by itself, change your vote or revoke a proxy). To change your vote or revoke your proxy before the date of the Annual Meeting, follow the instructions provided on your Notice, proxy card or proxy materials to do so online or by telephone, or send a written notice or a new proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. If you hold your Vimeo shares through a broker, bank and/or other holder of record, follow the instructions that you receive from your broker, bank and/or other holder of record if you wish to change your vote or revoke your proxy. Q: What if I do not specify a choice for a matter when returning a proxy? A: If you sign and return a proxy card but do not give speciﬁc instructions on how your shares should be voted, the shares represented by your proxy card will be voted FOR the election of all director nominees and the ratiﬁcation of the appointment of Ernst & Young LLP as Vimeo’s independent registered public accounting ﬁrm for the 2022 ﬁscal year, and in the discretion of the persons designated as proxies as to any other matter that may properly come before the Annual Meeting. Questions and Answers Regarding this Solicitation and Voting at the Annual Meeting Vimeo, Inc. 2022 Proxy Statement 5

Q: How are proxies solicited and who bears the related costs? A: Vimeo bears all expenses incurred in connection with the solicitation of proxies. In addition to solicitations by mail, directors, ofﬁcers and employees of Vimeo may solicit proxies from stockholders by various means, including by telephone, e-mail, letter or in person. Following the initial mailing of the Notice and proxy materials, Vimeo will request brokers, banks and other holders of record to forward copies of these materials to persons for whom they hold shares of Vimeo capital stock and to request authority for the exercise of proxies. In such cases, Vimeo, upon the request of these holders, will reimburse these parties for their reasonable expenses. Q: What should I do if I have questions about the Annual Meeting? A: If you have any questions about the Annual Meeting, the various proposals to be voted on at the Annual Meeting and/or how to participate in the Annual Meeting online at www.virtualshareholdermeeting.com/VMEO2022 and vote at that time, or if you would like copies of any of the documents referred to in this proxy statement, contact Vimeo Investor Relations at +1 212-314-7300 or ir@vimeo.com. Questions and Answers Regarding this Solicitation and Voting at the Annual Meeting 6 Vimeo, Inc. 2022 Proxy Statement

Separation of Vimeo and IAC On May 25, 2021, we completed (i) the separation of Vimeo from IAC/InterActiveCorp (“IAC”) through a series of transactions that resulted in the transfer of IAC’s Vimeo business to Vimeo, Inc. (formerly named “Vimeo Holdings, Inc.”), and Vimeo becoming an independent, separately traded public company through a spin-off from IAC (the “Spin- off”); and (ii) the transactions contemplated by the Amended and Restated Agreement and Plan of Merger, dated as of March 12, 2021 (the “Merger Agreement”), by and among Vimeo, Stream Merger Sub, Inc., a wholly-owned subsidiary of Vimeo, and Vimeo.com, Inc., a subsidiary of IAC formerly named “Vimeo, Inc.” (“Vimeo OpCo”). Following completion of the Spin-off, Vimeo’s common stock, par value $0.01 per share, began trading under the symbol “VMEO” on The Nasdaq Global Select Market (“Nasdaq”) on May 25, 2021. As used in this proxy statement, “Vimeo,” “the Company,” “we,” “our,” “us” and similar terms refer to Vimeo OpCo with respect to any period prior to the Spin-off and to Vimeo, Inc. with respect to any period following the Spin-off. Vimeo, Inc. 2022 Proxy Statement 7

Special Note Regarding Forward-Looking Statements This proxy statement contains “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “will,” “may, “could,” “should,” “would,” “anticipates,” “estimates,” “expects,” “plans,” “projects,” “forecasts,” “intends,” “targets,” “seeks” and “believes,” as well as variations of these words, among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to Vimeo’s future results of operations and ﬁnancial condition, business strategy, and plans and objectives of management for future operations. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available. These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions. Actual results could differ materially from those contained in or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: • our limited operating history as a pure software-as-a-service (“SaaS”) company and our limited history of selling such plans on a sales-assisted basis, • we have a history of losses, • our prior rapid growth may not be indicative of future performance, • our total addressable market may prove to be smaller than we expect, • our ability to read data and make forecasts may be limited, • we may need additional funding as we continue to invest in research and development and expand internationally, • we may not have the right product/market ﬁt, • we may not be able to attract free users or paid subscribers, • we may not be able to convert our free users into subscribers, • competition in our market is intense, • we may not be able to scale our business effectively, • we may experience service interruptions, • hosting and delivery costs may increase unexpectedly, our success depends on our ability to reach customers and acquire subscribers through digital app stores • our business involves hosting large quantities of user content, • we may face liability for hosting a variety of tortious or unlawful materials, • we collect, store and process large amounts of content and personal information and any loss of or unauthorized access to such data could materially impact our business, • the impact of the COVID-19 pandemic on our business, • we have been the target of cyberattacks by malicious actors, and • the risks described in the section titled “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2021, as ﬁled with the SEC on March 1, 2022. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time, and it is not possible for our management to predict all risk factors nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ from those contained in, or implied by, any forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. You should read this proxy statement and the documents that we reference in this proxy statement with the understanding that our actual future results, levels of activity, performance, and achievements may be materially different from what we expect. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualiﬁed by these cautionary statements. 8 Vimeo, Inc. 2022 Proxy Statement

Information Concerning Director Nominees Background information about each director nominee is set forth below, including information regarding the speciﬁc experiences, characteristics, attributes and skills considered in connection with the nomination of each director nominee, all of which the Nominating and Corporate Governance Committee and the Board believe provide the Company with the perspective and judgment needed to guide, monitor and execute its strategies. Adam Gross, age 50, has served on our Board since May 2021. Mr. Gross has served as an advisor to (and has invested in) a variety of technology companies, including software companies such as Cypress.io (a provider of front-end testing tools built for use by developers and quality assurance engineers when testing modern applications), Pantheon (a hosting and WebOps platform through which teams can build, host and manage their websites) and Mattermost (a leading open source collaboration platform), since January 2011. From November 2013 to March 2018, Mr. Gross served in various capacities at Salesforce.com, a cloud-based software company, including most recently as Chief Executive Ofﬁcer of Heroku, a Salesforce.com subsidiary that provides a platform as a service (PaaS) that enables developers to build, run and operate applications entirely in the cloud, and prior to that time, served in various executive marketing and product leadership roles at Salesforce.com. Prior to his time at Salesforce.com, Mr. Gross served as the Chief Executive Ofﬁcer of Cloudconnect.com, a cloud platform that he co-founded, from January 2012 to November 2013. Prior to his time at Cloudconnect.com, Mr. Gross served in various executive marketing and product leadership roles at Dropbox, a ﬁle hosting service, as well as founded certain start-up companies in the technology sector. In addition to his for-proﬁt afﬁliations, Mr. Gross currently serves as chairman of the board of directors of Democracy Works, Inc., a non-partisan organization dedicated to providing the tools, information and support needed to help Americans vote no matter what, and as a board member of Reboot, a non-proﬁt arts and culture organization. Mr. Gross’ extensive experience in the technology sector, as well as his leadership and product expertise, qualify him to serve on our Board. Vimeo, Inc. 2022 Proxy Statement 9 Proposal 1 Election of Directors Proposal and Required Vote At the upcoming Annual Meeting, a board of eleven directors will be elected, each to hold ofﬁce until the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualiﬁed (or, if earlier, such director’s removal or resignation from Vimeo’s Board). Information concerning director nominees, all of whom are incumbent directors of Vimeo and have been recommended by the Nominating and Corporate Governance Committee for re-election, appears below. Although management does not anticipate that any of the persons named below will be unable or unwilling to stand for election, in the event of such an occurrence, proxies may be voted for a substitute designated by the Board. The election of each of Adam Gross, Kendall Handler, Jay Herratti, Mo Koyfman, Joseph Levin, Nabil Mallick, Glenn H. Schiffman and Anjali Sud as directors requires the afﬁrmative vote of a plurality of the total number of votes cast by the holders of shares of Vimeo capital stock voting together as a single class, with each share of common stock and Class B common stock representing the right to one and ten vote(s), respectively. The Board has designated Alesia J. Haas, Ida Kane and Shelton “Spike” Lee as nominees for those positions on the Board to be elected by the holders of Vimeo common stock voting as a separate class. The election of each of them as directors requires the afﬁrmative vote of a plurality of the total number of votes cast by the holders of shares of Vimeo common stock voting as a separate class. The Board recommends that our stockholders vote FOR the election of all director nominees.

Alesia J. Haas, age 45, has served on our Board since May 2021. Ms. Haas has served as Chief Financial Ofﬁcer of Coinbase Global Inc., a cryptocurrency exchange, since April 2018. Prior to joining Coinbase, Ms. Haas served as Chief Financial Ofﬁcer of Och-Ziff Capital Management Group LLC (now known as Sculptor Capital Management), a publicly- traded, global institutional alternative asset manager, from December 2016 to April 2018. Prior to that time, Ms. Haas served in various leadership positions at OneWest Bank, N.A., a commercial bank, from March 2009 until shortly after its acquisition by CIT Group Inc. in December 2015, including most recently as its Chief Financial Ofﬁcer from January 2013 until December 2015. Ms. Haas has served as a member of the board of directors of Angi Inc. (formerly known as ANGI Homeservices Inc.), a digital marketplace for home services, since September 2017, and previously served as a member of the board of directors of Sears Holding Corporation, a holding company that owns and operates certain retail businesses, from February 2016 to December 2016. Ms. Haas’ extensive business experience, particularly with respect to ﬁnance and strategy, and including her experience as a chief ﬁnancial ofﬁcer of a publicly-traded company, as well as her experience serving on audit committees and with the attendant risk oversight duties, qualify her to serve on our Board. Kendall Handler, age 37, has served as a member of our Board since May 2021. Ms. Handler has served as Executive Vice President, Chief Legal Ofﬁcer of IAC since January 2022, and served as Senior Vice President and General Counsel of IAC from January 2021 to January 2022. Ms. Handler previously served as M&A Counsel and VP, M&A Counsel of IAC from March 2017 to January 2021, during which time she had primary responsibility for all legal aspects of IAC’s mergers and acquisitions and other transactional work. Before joining IAC in 2017, Ms. Handler was an associate at Wachtell, Lipton, Rosen & Katz, a New York City law ﬁrm, from 2010 to March 2017. Ms. Handler has served on the board of directors of Angi Inc. (formerly known as ANGI Homeservices Inc.) since December 2020. Ms. Handler’s unique knowledge and experience regarding Vimeo, which she has gained through her various roles with IAC since 2017 (most recently in her role as Senior Vice President and General Counsel), as well as her experience advising public and private companies on corporate matters and expertise regarding mergers, acquisitions, investments and other strategic transactions, qualify her to serve on our Board. Jay Herratti, age 55, has served as a member of our Board since December 2021. Mr. Herratti is CEO & Executive Director of TED Conferences LLC, a not-for-proﬁt conference and digital media organization. He joined TED in 2014, initially serving as Executive Director of TEDx, and then as CEO of TED since April 2021. Prior to TED, Mr. Herratti held leadership positions at IAC between 2004 to 2012, speciﬁcally, CEO of CityGrid Media (2007-2012), SVP Strategic Planning (2005-2007), and SVP Strategy and Business Development for HSN and Electronic Retailing (2004-2005). Prior to that he held senior level positions at Federated Department Stores, The Boston Consulting Group, and GE Capital. Between 2012-2019 Mr. Herratti served as a member of the board of directors of Nutrisystem, Inc., a publicly- traded provider of weight management products and services (2013-2019), and as a member of the board of directors of Constant Contact, Inc., a SaaS email marketing company (2012-2018). Mr. Herratti’s extensive leadership expertise, including as a chief executive ofﬁcer, and his experience advising public companies on corporate matters, qualify him to serve on our Board. Ida Kane, age 52, has served as a member of our Board since May 2021. Ms. Kane served as the Chief Financial Ofﬁcer of AppFolio, Inc., a publicly-traded real estate technology company, from February 2015 to June 2021. From 2010 to 2015, Ms. Kane served as Chief Financial Ofﬁcer of Rightscale, Inc., a cloud computing management provider. From 2005 to 2009, Ms. Kane served as Chief Financial Ofﬁcer at thinkorswim Group Inc., a publicly-traded online option trading and investor education company. Prior to that, Ms. Kane held other ﬁnancial leadership roles in public and private companies, including serving as Chief Financial Ofﬁcer and Vice President of Operations of a business unit of Franklin Covey Co., a publicly-traded training and consulting company. Ms. Kane has served as a member of the board of directors of BuilderTrend Solutions, Inc., a construction management software company, since June 2021. In addition to her for-proﬁt afﬁliations, Ms. Kane served as Treasurer and a member of the board of directors of The Howard School in Carpinteria, California from 2011 to 2020. Ms. Kane’s signiﬁcant ﬁnancial expertise and knowledge, as well as her experience as Chief Financial Ofﬁcer at several publicly-traded companies, qualify her to serve on our Board. Mo Koyfman, age 44, has served as a member of our Board since May 2021. Mr. Koyfman has served as General Partner of Shine Capital, an early-stage venture capital ﬁrm that he founded, since September 2020, and as Managing Member of MOKO Brands, an investment company that he founded, since January 2017. Prior to that time, Mr. Koyfman served as a General Partner of Spark Capital, a venture capital ﬁrm, from September 2008 to May 2016, and as Chief Operating Ofﬁcer of Connected Ventures, a former subsidiary of IAC that primarily operated CollegeHumor.com (a comedy content website), BustedTees.com (an eCommerce business) and Vimeo, from August 2007 to March 2008. Mr. Koyfman previously held various positions on IAC’s mergers and acquisitions and business development teams from February 2002 to August 2007, during which time he led IAC’s acquisition of a Proposal 1 Election of Directors 10 Vimeo, Inc. 2022 Proxy Statement

controlling stake in Connected Ventures (which then included Vimeo) in December 2006. Prior to joining IAC, Mr. Koyfman served as an investment banker at Bear Stearns from July 2000 to February 2002. In addition to his for- proﬁt afﬁliations, Mr. Koyfman has served as a founding board member of Sefaria (an organization dedicated to building the future of Jewish learning in an open and participatory way) since January 2013, and also serves on the Future Leadership Council of the Whitney Museum of American Art. Mr. Koyfman’s private equity experience and extensive corporate development, mergers and acquisitions and investment experience, as well as his experience working with Vimeo during his time at IAC, qualify him to serve on our Board. Spike Lee, age 65, has served as a member of our Board since May 2021. Mr. Lee is a ﬁlm director, producer, screenwriter, actor and professor. Mr. Lee’s production company, 40 Acres and a Mule Filmworks, has produced more than 35 ﬁlms since 1983. Most recently, Mr. Lee wrote, directed and produced Da 5 Bloods (released in 2020) and Mr. Lee has written and directed several ﬁlms, including She’s Gotta Have It, Do the Right Thing, Mo’ Better Blues, Jungle Fever, Malcolm X, Crooklyn, Clockers, 25th Hour, Inside Man, Chi-Raq and BlacKkKlansman, as well acted in ten of the ﬁlms he has written, directed and/or produced. Mr. Lee has been a nominee and is the recipient of several awards throughout his career, including Academy, British Film Academy, Golden Globe, Emmy, Cesar, Peabody, Black Reel, American Black Film Festival, Berlin Film Festival and Cannes Film Festival awards. Among other awards, Mr. Lee won the Time Warner Innovator Award in 2004, the Ossie Davis Award in 2005 and the Dorothy and Lillian Gish Prize in 2013. Mr. Lee currently serves on the board of directors of his privately-held production company, 40 Acres and a Mule Filmworks. Mr. Lee’s signiﬁcant experience in ﬁlm and video, as well as his unique and specialized insight regarding the entertainment industry, qualify him to serve on our Board. Joseph Levin, age 42, has served as a member of our Board since May 2021. Mr. Levin has served as Chief Executive Ofﬁcer and a member of the board of directors of IAC since June 2015. From June 2016 to June 2017, Mr. Levin also served as the interim Chief Executive Ofﬁcer of Vimeo. Prior to his service in these roles, Mr. Levin served as Chief Executive Ofﬁcer of IAC Search & Applications, overseeing the desktop software, mobile applications and media properties that comprised IAC’s former Search & Applications segment, from January 2012. From November 2009 to January 2012, Mr. Levin served as Chief Executive Ofﬁcer of Mindspark Interactive Network, an IAC subsidiary that creates leading desktop applications, browser extensions and software, and previously served in various capacities at IAC in strategic planning, mergers and acquisitions and ﬁnance since joining IAC in 2003. Mr. Levin has served on the boards of directors of Match Group, Inc., Angi Inc. (formerly known as ANGI Homeservices Inc.), Turo, Inc. and MGM Resorts International since October 2015, September 2017, July 2019 and August 2020, respectively, and currently serves as Chairman of the board of Angi Inc. Mr. Levin previously served on the boards of directors of LendingTree, Inc. (from August 2008 through November 2014), The Active Network (beginning prior to its 2011 initial public offering through its sale in December 2013) and Groupon, Inc. (from March 2017 to July 2019). In addition to his for-proﬁt afﬁliations, Mr. Levin serves on the Undergraduate Executive Board of Wharton School. Mr. Levin’s unique knowledge and experience regarding Vimeo and its businesses that he has gained through his various roles with IAC since 2003 (most recently his role as Chief Executive Ofﬁcer of IAC), as well as his high level of ﬁnancial literacy and expertise regarding mergers, acquisitions, investments and other strategic transactions, qualify him to serve on our Board. Nabil Mallick, age 38, has served as a member of our Board since May 2021. Mr. Mallick has served as General Partner of Thrive Capital, a New York-based venture capital ﬁrm, since May 2015. Prior to joining Thrive Capital, Mr. Mallick served as a ﬁnance executive at the H.J. Heinz Company, a consumer food company. Prior to his tenure at H.J. Heinz Company, Mr. Mallick served as an investment banker at Perella Weinberg Partners and Citigroup, advising companies on a variety of transactions. Mr. Mallick currently serves on the boards of directors of certain privately-held companies, including Glossier (a D2C beauty business), Grailed (a curated marketplace for men’s clothing), Guru (an enterprise- focused information-sharing platform), The Browser Company (modern web browser), Studs (an omnichannel jewelry business) and Zola (a digital platform for weddings). Mr. Mallick previously served as a board observer of Github (devtool software) and Greenhouse (HR software). Mr. Mallick’s ﬁnance experience and extensive private company board experience in the software and internet industries, which gives him particular insight into trends in these industries, as well as his extensive corporate development, ﬁnance and investment experience, qualify him to serve on our Board. Mr. Mallick was originally recommended for service on our Board by Thrive Capital, pursuant to Thrive Capital’s rights under the Vimeo OpCo shareholders agreement to recommend a candidate and to have such candidate’s appointment considered in good faith. The majority of the provisions of the Vimeo shareholders agreement, other than certain conﬁdentiality and registration rights provisions, are no longer in effect. Glenn H. Schiffman, age 52, has served as a member of our Board since May 2021. Mr. Schiffman has served as Executive Vice President and Chief Financial Ofﬁcer of Fanatics, Inc., a global digital sports platform, since August 2021. As Chief Financial Ofﬁcer of Fanatics, Glenn is responsible for a broad set of ﬁnancial and corporate functions across Proposal 1 Election of Directors Vimeo, Inc. 2022 Proxy Statement 11

the entire Fanatics global enterprise including corporate ﬁnance, M&A, treasury, ﬁnancial planning and analysis, investor relations, accounting, information security, human resources, legal and corporate administration. Prior to his appointment at Fanatics, Mr. Schiffman served as EVP & CFO of IAC/InterActiveCorp from April 2016 to August 2021 and as Chief Financial Ofﬁcer of Angi (formerly known as ANGI Homeservices Inc.) from September 2017 until August 2019 and from February 2021 until July 2021. Prior to his appointment at IAC, Mr. Schiffman served as Senior Managing Director at Guggenheim Securities, the investment banking and capital markets business of Guggenheim Partners, since March 2013. Prior to his tenure at Guggenheim Securities, Mr. Schiffman was a partner at The Raine Group, a merchant bank focused on advising and investing in the technology, media and telecommunications industries, from September 2011 to March 2013. Prior to joining The Raine Group, Mr. Schiffman served as Co-Head of the Global Media group at Lehman Brothers from 2005 to 2007 and Head of Investment Banking Asia-Paciﬁc at Lehman Brothers (and subsequently Nomura) from April 2007 to January 2010, as well as Head of Investment Banking, Americas from January 2010 to April 2011 for Nomura. Mr. Schiffman’s roles at Nomura followed Nomura’s acquisition of Lehman’s Asia business in 2008. Mr. Schiffman serves on the Board of Directors of Match Group (NASDAQ: MTCH) and Angi (NASDAQ: ANGI). He is a member of the National Committee on United States-China Relations and a member of the Duke Children’s National Leadership Council. In Mr. Schiffman’s philanthropic efforts he focuses on endowing organizations and funding initiatives with permanent capital to make lasting change. He founded and is Chairman of the Valerie Fund Endowment, which supports children with cancer and blood disorders, created an Endowment at the Duke Medical Center to research and hopefully someday cure pediatric cancer, created an Endowment at Washington & Lee to support Women’s Athletics and created an Endowment at Duke University to fund scholarships for athletes from underrepresented communities. Mr. Schiffman has a degree in economics and history from Duke University. He was named Institutional Investor’s CFO of the Year for the Midcap Internet Sector in 2018 and 2021. Mr. Schiffman’s extensive knowledge of Vimeo’s business and history through his experience as Chief Financial Ofﬁcer of IAC (in which capacity he also had certain risk oversight duties that give him particular insight into risk management), his high level of ﬁnancial literacy and expertise regarding mergers, acquisitions, investments and other strategic transactions, his information security oversight duties at both IAC and Fanatics, which gives him particular insight into information security risks and trends, as well as his investment banking experience, which gives him particular insight into trends in capital markets and the technology and media industries, qualify him to serve on our Board. Anjali Sud, age 38, has served as a member of our Board since May 2021. Ms. Sud has served as Chief Executive Ofﬁcer of Vimeo since July 2017. Prior to that time, Ms. Sud previously served as Vimeo’s Senior Vice President and General Manager, Creator Platform from September 2016 to June 2017, Vice President and Head of Global Marketing from July 2015 to August 2016, and Director of Marketing from July 2014 to June 2015. Prior to joining Vimeo in July 2014, Ms. Sud held various management positions at Amazon and was a member of the mergers and acquisitions team at Time Warner, a cable television company. Ms. Sud has served on the board of directors of Dolby Laboratories (a creator of audio and imaging technologies that transform entertainment and communications at the cinema, at home, at work and on mobile devices) since May 2019. In her not-for-proﬁt afﬁliations, Ms. Sud serves as a Young Global Leader at the World Economic Forum. Ms. Sud holds a B.Sc. from The Wharton School of the University of Pennsylvania and an MBA from Harvard Business School. Ms. Sud’s extensive knowledge and experience regarding Vimeo that she has gained in her various roles with Vimeo since 2014 (most recently her role as Chief Executive Ofﬁcer), as well as her expertise in eCommerce, marketing and mergers and acquisitions, qualify her to serve on our Board. Corporate Governance Leadership Structure. Our business and affairs are overseen by our Board, which currently has eleven members. There is one management representative on the Board and, of the ten remaining current directors, seven directors have been determined by our Board to be independent. The Board has standing Audit, Compensation and Human Capital Management and Nominating and Corporate Governance Committees (collectively, the “Board Committees”), each comprised solely of independent directors. For more information regarding director independence and our Board Committees, see the discussion under Director Independence beginning on page 13 and The Board and Board Committees beginning on page 15. All of our directors play an active role in Board matters, are encouraged to communicate among themselves and directly with the Chief Executive Ofﬁcer and have full access to Company management at all times. Our independent directors meet in scheduled executive sessions without management present from time to time, and may schedule additional meetings as they deem appropriate. We do not have a lead independent director or any other formally appointed leader for these sessions. The independent membership of our Audit, Compensation and Human Capital Management and Nominating and Corporate Governance Committees ensures that directors with no ties to Proposal 1 Election of Directors 12 Vimeo, Inc. 2022 Proxy Statement

Company management are charged with oversight for all ﬁnancial reporting and executive compensation-related decisions made by Company management, as well as for recommending candidates for Board membership. At each regularly scheduled Board meeting, the Chairperson of each of these committees (as and if applicable) provides the full Board with an update of all signiﬁcant matters discussed, reviewed, considered and/or approved by the relevant committee since the last regularly scheduled Board meeting. Mr. Levin has served as Chairman of the Board since the Spin-off. The roles of Chairperson and Chief Executive Ofﬁcer are currently separated in recognition of the differences between the two roles. We believe that it is in the best interests of our stockholders for the Board to make a determination regarding the separation or combination of these roles each time it elects a new Chairperson or appoints a Chief Executive Ofﬁcer, based on the relevant facts and circumstances applicable at such time. Risk Oversight. Company management is responsible for assessing and managing the Company’s exposure to various risks on a day-to-day basis, which responsibilities include the creation of appropriate risk management programs and policies. Company management has developed and implemented guidelines and policies to identify, assess and manage signiﬁcant risks facing the Company. In developing this framework, the Company recognized that leadership and success are impossible without taking risks; however, the imprudent acceptance of risks or the failure to appropriately identify and mitigate risks could adversely impact stockholder value. The Board is responsible for overseeing Company management in the execution of its responsibilities and for assessing the Company’s approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and through discussions with Company management, as well as through the Board’s Audit and Compensation and Human Capital Management Committees, which examine various components of ﬁnancial and compensation-related risks, respectively, as part of their responsibilities. Information security is a key component of risk management at Vimeo and our senior management periodically briefs the Audit Committee on the information security programs of the Company and its various businesses and related priorities and controls. In addition, an overall review of risks is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including signiﬁcant capital expenditures, acquisitions and divestitures and ﬁnancial matters. The Board’s role in risk oversight of the Company is consistent with the Company’s leadership structure, with the Chairperson, Chief Executive Ofﬁcer and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and its committees providing oversight in connection with those efforts. Director Independence. Under the Marketplace Rules of The Nasdaq Stock Market, LLC (the “Marketplace Rules”), our Board has a responsibility to make an afﬁrmative determination that those members of the Board who serve as independent directors do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In connection with the independence determinations described below, our Board reviewed information regarding transactions, relationships and arrangements relevant to independence, including those required by the Marketplace Rules. This information is obtained from director responses to questionnaires circulated by our management, as well as from our records and publicly available information. Following these determinations, our management monitors those transactions, relationships and arrangements that were relevant to such determinations, as well as periodically solicits updated information potentially relevant to independence from internal personnel and directors, to determine whether there have been any developments that could potentially have an adverse impact on prior independence determinations. Our Board has determined that each of Adam Gross, Alesia J. Haas, Jay Herratti, Ida Kane, Mo Koyfman, Spike Lee and Nabil Mallick satisfy the director independence requirements set forth in the Marketplace Rules, and that the members of the Audit and Compensation and Human Capital Management Committees also satisﬁed separate independence requirements under the standards imposed by applicable SEC rules and the Marketplace Rules for audit committee and compensation committee members. Director Nominations and Board Diversity. The Nominating and Corporate Governance Committee identiﬁes, reviews and evaluates individuals qualiﬁed to become Board members and recommends candidates to the Board. While there are no speciﬁc requirements for eligibility to serve as a director of Vimeo, in evaluating candidates, the Nominating and Corporate Governance Committee will consider (regardless of how the candidate was identiﬁed or recommended) whether the professional and personal ethics and values of the candidate are consistent with those of Vimeo, whether the candidate’s experience and expertise would be beneﬁcial to the Board, whether the candidate is willing and able to devote the necessary time and energy to the work of the Board and whether the candidate is prepared and qualiﬁed to represent the best interests of Vimeo’s stockholders. While the Board does not have a formal diversity policy, the Nominating and Corporate Governance Committee also considers the overall diversity of the experiences, Proposal 1 Election of Directors Vimeo, Inc. 2022 Proxy Statement 13

characteristics, attributes, skills and backgrounds of candidates relative to those of other Board members and those represented by the Board as a whole to ensure that the Board has the right mix of skills, expertise and background. The members of our Board have provided the diversity information below. Each of the categories listed in the table below has the meaning as it is used in Marketplace Rule 5605(f). Board Diversity Matrix (as of December 31, 2021) Total Number of Directors 11 Did Not Female Male Non-Binary Disclose Gender Part 1: Gender Identity Directors 3 7 — 1 Part II: Demographic Background African American or Black — 1 — — Asian 1 1 — — Hispanic or Latinx 1 — — — White 1 5 — — LGBTQ+ 1 Demographic Background Undisclosed 1 The Board does not have a formal policy regarding the consideration of director nominees recommended by stockholders, and as of the date of this proxy statement Vimeo has not received any such recommendations. However, the Board would consider such recommendations if made in the future. Stockholders who wish to make such a recommendation should send the recommendation to Vimeo, Inc., 555 West 18th Street, New York, New York 10011, Attention: General Counsel & Secretary. The envelope must contain a clear notation that the enclosed letter is a “Director Nominee Recommendation.” The letter must identify the author as a stockholder, provide a brief summary of the candidate’s qualiﬁcations and history, together with an indication that the recommended individual would be willing to serve (if elected), and must be accompanied by evidence of the sender’s stock ownership. Any director recommendations will be reviewed by the Secretary and the Chairperson and, if deemed appropriate, forwarded to the Nominating and Corporate Governance Committee for further review. If the Nominating and Corporate Governance Committee believes that the candidate ﬁts the proﬁle of a director described above, the recommendation will be shared with the entire Board. Communications with the Vimeo Board. Stockholders who wish to communicate with Vimeo’s Board or a particular director may send any such communication to Vimeo, Inc., 555 West 18th Street, New York, New York 10011, Attention: General Counsel & Secretary. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder—Board Communication” or “Stockholder—Director Communication.” All such letters must identify the author as a stockholder, provide evidence of the sender’s stock ownership and clearly state whether the intended recipients are all members of the Board or a particular director or directors. The Secretary will then review such correspondence and forward it to the Board, or to the speciﬁed director(s), if appropriate. Items unrelated to directors’ duties and responsibilities may be excluded, including solicitations and advertisements. Code of Conduct Our Board has adopted a Code of Conduct that applies to all of our employees, ofﬁcers and directors, including our Chief Executive Ofﬁcer, Chief Financial Ofﬁcer, and other executive and senior ﬁnancial ofﬁcers. The Code of Conduct is a “code of ethics,” as deﬁned in Item 406(b) of Regulation S-K. The full text of our Code of Conduct is posted on the Governance portion of our website at https://investors.vimeo.com/governance/documents. We will post amendments to our Code of Conduct or waivers of our Code of Conduct for directors and executive ofﬁcers on the same website. Proposal 1 Election of Directors 14 Vimeo, Inc. 2022 Proxy Statement

Prohibition on Hedging and Short Sales Our Board has adopted an insider trading policy, which prohibits hedging or similar transactions designed to decrease the risks associated with holding our common stock. In addition, our insider trading policy prohibits trading in derivative securities related to our common stock, which include publicly traded call and put options, and engaging in short selling of our common stock. The Board and Board Committees The Board. The Board met three times during 2021. Each of our incumbent directors attended at least 75% of the meetings of the Board and the Board committees on which they serve during 2021. Directors are strongly encouraged to attend annual meetings of Vimeo stockholders, barring signiﬁcant commitments or special circumstances. Due to the Spin-off, Vimeo did not hold an annual meeting of stockholders in 2021. The Board currently has three standing committees: the Audit Committee, the Compensation and Human Capital Management Committee and the Nominating and Corporate Governance Committee. Proposal 1 Election of Directors Vimeo, Inc. 2022 Proxy Statement 15

Board Committees. The following table sets forth the members of each Board committee and the number of meetings held by each such committee during 2021. Compensation and Nominating and Human Capital Corporate Audit Management Governance Committee Committee Committee ADAM GROSS (1) — — ALESIA J. HAAS (1) — KENDALL HANDLER — — — JAY HERRATTI (1)(2) — — IDA KANE (1) — — MO KOYFMAN (1) — SPIKE LEE (1) — — — JOSEPH LEVIN — — — NABIL MALLICK (1) — — GLENN H. SCHIFFMAN (1) — — — ANJALI SUD — — — Number of Meetings 7 3 1 Chair Member (1) Independent director. (2) Mr. Herratti was appointed to both the Board and the Compensation and Human Capital Management Committee on December 16, 2021. Audit Committee. The Audit Committee consists of Alesia J. Haas (chair), Ida Kane and Adam Gross. The Audit Committee functions pursuant to a written charter adopted by the Board, the most recent version of which is available on the Governance portion of our website at https://investors.vimeo.com/governance/documents. The Audit Committee is appointed by the Board to assist the Board in monitoring: (i) the integrity of Vimeo’s ﬁnancial statements, (ii) the effectiveness of Vimeo’s internal control over ﬁnancial reporting, (iii) the qualiﬁcations, performance and independence of Vimeo’s independent registered public accounting ﬁrm, (iv) the performance of Vimeo’s internal audit function, (v) Vimeo’s risk assessment and risk management policies as they relate to ﬁnancial and other risk exposures and (vi) Vimeo’s compliance with legal and regulatory requirements. In fulﬁlling its purpose, the Audit Committee maintains free and open communication among its members, the Company’s independent registered public accounting ﬁrm, the Company’s internal audit function and Company management. The formal report of the Audit Committee is set forth on page 19. Proposal 1 Election of Directors 16 Vimeo, Inc. 2022 Proxy Statement

Our Board has determined that each of Mses. Haas and Kane, and Mr. Gross, are independent directors under the Marketplace Rules and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has concluded that Mses. Haas and Kane are each an “audit committee ﬁnancial expert,” as such term is deﬁned in applicable SEC rules and the Marketplace Rules. Compensation and Human Capital Management Committee. The Compensation and Human Capital Management Committee consists of Mo Koyfman (chair), Jay Herratti and Nabil Mallick. The Compensation and Human Capital Management Committee functions pursuant to a written charter adopted by the Board, the most recent version of which is available on the Governance portion of our website at https://investors.vimeo.com/governance/documents. The Compensation and Human Capital Management Committee is appointed by the Board to discharge the Board’s responsibilities relating to the compensation of non-employee directors and executive ofﬁcers and has overall responsibility for approving and evaluating all compensation plans, policies and programs of Vimeo as they affect Vimeo’s executive ofﬁcers and non-employee directors. Additionally, the Compensation and Human Capital Management Committee is responsible for overseeing Vimeo’s culture and human capital management, including diversity and inclusion. The Compensation and Human Capital Management Committee may form and delegate authority to subcommittees consisting of one or more of its members. The Compensation and Human Capital Management Committee may also delegate to one or more of the Company’s executive ofﬁcers the authority to make grants of awards of equity-based compensation to eligible individuals (other than directors or executive ofﬁcers) and has done so. In 2021, the Compensation and Human Capital Management Committee engaged Compensation Advisory Partners LLC (“CAP”) to serve as its compensation consultant and to review and advise on the principal aspects of the Company’s executive compensation program. The executive compensation services of CAP in 2021 included providing recommendations regarding the selection of compensation peer group companies, analyzing publicly available compensation data of peer group companies, compensation survey data, and other publicly available data to assess the competitive market for executive talent, and reviewing and advising on the target total direct compensation opportunities for our executive ofﬁcers. In compliance with the disclosure requirements of the SEC regarding the independence of compensation consultants, the Compensation and Human Capital Management Committee has assessed each of the six independence factors established by the SEC and adopted by Nasdaq, and has determined that the engagement of, and work performed by, CAP does not raise any conflicts of interest or similar concerns. CAP reports directly to the Compensation and Human Capital Management Committee and does not provide any non-compensation related services to the Company. CAP attends certain Compensation and Human Capital Management Committee meetings, executive sessions and preparatory meetings with the Committee Chair and certain executive ofﬁcers, as requested by the Compensation and Human Capital Management Committee. For additional information on Vimeo’s processes and procedures for the consideration and determination of executive compensation and the related roles of the Compensation and Human Capital Management Committee, Company management and consultants, see the discussion under Executive Compensation generally beginning on page 23. Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of Alesia J. Haas and Mo Koyfman. The Nominating and Corporate Governance Committee functions pursuant to a written charter adopted by the Board, the most recent version of which is available on the Governance portion of our website at https://investors.vimeo.com/governance/documents. The Nominating and Corporate Governance Committee is appointed by the Board to identify and evaluate individuals qualiﬁed to become Board members, to recommend to the Board director nominees for the next annual meeting of stockholders or special meeting of stockholders at which directors are to be elected (and nominees to ﬁll vacancies on the Board, as necessary), and to assist the Board in overseeing any Vimeo program relating to corporate responsibility and sustainability. Proposal 1 Election of Directors Vimeo, Inc. 2022 Proxy Statement 17

Vote Required Ratiﬁcation of the appointment of Ernst & Young as Vimeo’s independent registered public accounting ﬁrm requires the afﬁrmative vote of the holders of a majority of the voting power of the shares of Vimeo capital stock present at the Annual Meeting in person or represented by proxy. Proposal 2 Ratiﬁcation of Appointment of Independent Registered Public Accounting Firm Subject to stockholder ratiﬁcation, the Audit Committee of our Board has appointed Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting ﬁrm for the ﬁscal year ending December 31, 2022. The Audit Committee annually evaluates the performance of Ernst & Young and determines whether to continue to retain such ﬁrm or consider the retention of another ﬁrm. In appointing Ernst & Young as Vimeo’s independent registered public accounting ﬁrm for the 2022 ﬁscal year, the Audit Committee considered: (i) the ﬁrm’s performance as the Company’s independent registered public accounting ﬁrm, (ii) the fact that Ernst & Young has audited the ﬁnancial statements of Vimeo since it was a wholly-owned subsidiary of IAC, (iii) Ernst & Young’s independence with respect to the services to be performed for the Company and (iv) Ernst & Young’s strong and considerable qualiﬁcations and general reputation for adherence to professional auditing standards. In addition, in conjunction with the mandated rotation of the lead engagement partner every ﬁve years, the Audit Committee is directly involved in the selection of the new lead engagement partner. A representative of Ernst & Young is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions. 18 Vimeo, Inc. 2022 Proxy Statement The Board recommends that our stockholders vote FOR the ratiﬁcation of the appointment of Ernst & Young as Vimeo’s independent registered public accounting ﬁrm for the ﬁscal year ending December 31, 2022.

Audit Committee Matters Audit Committee Report The Audit Committee functions pursuant to a written charter adopted by the Board of Directors, the most recent version of which is available on the Company’s website at https://investors.vimeo.com/governance/documents. The Audit Committee charter governs the operations of the Audit Committee and sets forth its responsibilities, which include providing assistance to the Board of Directors in monitoring: (i) the integrity of Vimeo’s ﬁnancial statements, (ii) the effectiveness of Vimeo’s internal control over ﬁnancial reporting, (iii) the qualiﬁcations, performance and independence of Vimeo’s independent registered public accounting ﬁrm, (iv) the performance of Vimeo’s internal audit function, (v) Vimeo’s risk assessment and risk management policies as they relate to ﬁnancial and other risk exposures and (vi) Vimeo’s compliance with legal and regulatory requirements. It is not the duty of the Audit Committee to plan or conduct audits or to determine that Vimeo’s ﬁnancial statements and disclosures are complete, accurate and have been prepared in accordance with generally accepted accounting principles and applicable rules and regulations or to determine that the Company’s internal controls over ﬁnancial reporting are effective. Management is responsible for the Company’s ﬁnancial reporting process, including systems of internal control over ﬁnancial reporting. The independent registered public accountants are responsible for performing an independent audit of the Company’s consolidated ﬁnancial statements and the effectiveness of the Company’s internal control over ﬁnancial reporting in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”), and to issue a report thereon. The Audit Committee’s responsibility is to engage the independent auditor and otherwise to monitor and oversee these processes. In fulﬁlling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated ﬁnancial statements of Vimeo included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 with Vimeo’s management and Ernst & Young, Vimeo’s independent registered public accounting ﬁrm. The Audit Committee has discussed with Ernst & Young the matters required to be discussed by PCAOB Auditing Standard 1301, “Communications with Audit Committees.” In addition, the Audit Committee has received the written disclosures and letter from Ernst & Young required by applicable requirements of the PCAOB regarding Ernst & Young’s communications with the Audit Committee concerning independence and has discussed with Ernst & Young its independence from Vimeo and its management. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated ﬁnancial statements of Vimeo be included in Vimeo’s Annual Report on Form 10-K for the year ended December 31, 2021 for ﬁling with the SEC. Members of the Audit Committee Alesia J. Haas (Chair) Adam Gross Ida Kane Vimeo, Inc. 2022 Proxy Statement 19

Fees Paid to Our Independent Registered Public Accounting Firm The following table sets forth fees for all professional services rendered by Ernst & Young to Vimeo for the years ended December 31, 2021 and 2020: 2021 2020 Audit Fees $1,486,125(1) $1,003,750(2) Audit-Related Fees $ — $ — Total Audit and Audit-Related Fees $1,486,125 $1,003,750 Tax Fees $ — $ — Total Fees $1,486,125 $1,003,750 Other Fees $ — $ — (1) Audit Fees in 2021 include: (i) fees associated with the annual audit of ﬁnancial statements and review of periodic reports, (ii) statutory audits (audits performed for certain Vimeo businesses in a jurisdiction abroad, which audits are required by local law), (iii) accounting consultations, and (iv) post-report review procedures related to the issuance of the auditor’s consent for SEC registration statements in connection with the Spin-off. (2) Audit Fees in 2020 include: (i) fees associated with the audit of ﬁnancial statements and review of periodic reports included within the Form S-4 registration statement ﬁled with the SEC, (ii) statutory audits (audits performed for certain Vimeo businesses in a jurisdiction abroad, which audits are required by local law) and (iii) accounting consultations. Audit and Non-Audit Services Pre-Approval Policy Our Audit Committee has established a policy governing our use of the services of our independent registered public accounting ﬁrm. Under this policy, our Audit Committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting ﬁrm in order to ensure that the provision of such services does not impair the public accountants’ independence. All services rendered by Ernst & Young for our ﬁscal year ended December 31, 2021 were pre-approved by our Audit Committee. Pursuant to the pre-approval policy, the Audit Committee may delegate its authority to grant pre-approvals to one or more of its members. The decisions of any other member(s) to whom such authority may be delegated to grant pre- approvals must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibilities to pre-approve services to management. Audit Committee Matters 20 Vimeo, Inc. 2022 Proxy Statement

Executive Officers Who are not Directors

The following table identifies certain information about our executive officers who are not directors as of April 18, 2022. For background information about our Chief Executive Officer, Anjali Sud, see the information set forth above under "Directors." Our executive officers are appointed by, and serve at the discretion of, our Board. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Gillian Munson	51	Chief Financial Officer
Mark Kornfilt	39	President and Chief Product Officer
Michael A. Cheah	46	General Counsel and Secretary

Gillian Munson has served as Chief Financial Officer of Vimeo since April 2022. Prior to joining Vimeo, Ms. Munson served as the Chief Financial Officer of Iora Health, Inc., a healthcare company, from January 2021 to March 2022, and as a Venture Partner at Union Square Ventures from 2019 to 2022. From 2013 to 2019, she served as Chief Financial Officer of XO Group Inc., the parent company of The Knot Inc., a media and technology company. Ms. Munson's previous positions include Managing Director at Allen & Company LLC, Vice President, Business Development at Symbol Technologies, LLC, and both Executive Director and Senior Equity Analyst at Morgan Stanley. Ms. Munson has served on the board of directors of Duolingo, Inc., a publicly-traded language learning company, since September 2019, and on the board of directors of Phreesia, Inc., a publicly-traded software company, since May 2019. She previously served on the board of directors of Monster Worldwide, Inc. from 2015 to 2016. Ms. Munson holds a B.A. in Political Science and Economics from the Colorado College in Colorado Springs.

Mark Kornfilt has served as President and Chief Product Officer of Vimeo since March 2021. He previously served as Vimeo's Chief Product and Technology Officer from May 2018 to March 2021. Prior to that time, Mr. Kornfilt served as General Manager, Live of Vimeo following Vimeo's acquisition of Livestream from October 2017 to May 2018. Prior to joining Vimeo, Mr. Kornfilt served as Chief Executive Officer of Livestream, which he co-founded in 2007. Mr. Kornfilt held a variety of senior operational and engineering roles at Livestream before becoming Chief Executive Officer in May 2017. Mr. Kornfilt holds a M.Sc. from the Ecole Polytechnique Federale de Lausanne and an Executive MBA from the London Business School. Mr. Kornfilt also serves as the chairman of Comex Ltd., a physical commodity trading marketplace, on the board of directors of Korab International, a global pulp and paper trading company, and as an advisor to humbition, a private investment firm that provides venture capital to early stage, founder-led companies in New York.

Michael A. Cheah has served as General Counsel and Secretary of Vimeo in a full-time capacity since March 2014. Mr. Cheah joined IAC in June 2006 as Litigation Counsel and served as Senior Litigation Counsel from 2008 through 2014, during which time he also served as General Counsel to Vimeo and certain other IAC businesses. Prior to joining IAC, Mr. Cheah was an associate at Sullivan & Cromwell, a global law firm. Mr. Cheah holds a B.Comm. from Dalhousie University and a J.D. from the University of Toronto Faculty of Law and also serves as a member of the adjunct faculty at the University of Miami School of Law. He is admitted to the Bar of the State of New York.

Vimeo, Inc. 2022 Proxy Statement 21

Compensation Committee Interlocks and Insider Participation The Compensation and Human Capital Management Committee consists of Mo Koyfman (chair), Jay Herratti and Nabil Mallick. Prior to his resignation from our Board on December 16, 2021, George C. Wolfe was also a member of the Compensation and Human Capital Management Committee. None of these individuals served as one of our ofﬁcers or employees in 2021. None of our executive ofﬁcers currently serves, or served in 2021, as a member of the board of directors or compensation committee of any entity that has one or more executive ofﬁcers serving on our Board. 22 Vimeo, Inc. 2022 Proxy Statement

Executive Compensation

Overview

The Executive Compensation section of this proxy statement sets forth certain information regarding compensation earned by certain Vimeo executives in 2021 and 2020, as well as equity awards held by them on December 31, 2021. These executives served in these roles at Vimeo OpCo prior to the Spin-off and served in these roles at Vimeo following the Spin-off through 2021. Compensation packages for such executives primarily consist of salary, annual bonuses, equity awards and certain other benefits. On April 4, 2022, Narayan Menon resigned as our Chief Financial Officer, and Gillian Munson was appointed to succeed Mr. Menon.

Summary Compensation Table

The following table sets forth information concerning the compensation paid to each of our named executive officers for our fiscal years ended December 31, 2021 and December 31, 2020.

Name and Principal Positions	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)	All Other Compensation ($)(3)	Total ($)
Anjali Sud Chief Executive Officer	2021	$600,000	$600,000	$15,315,219	$2,318,908(4)	$10,000	$18,844,127
	2020	$400,000	$750,000	$ —	$ 49,726(5)	$10,000	$ 1,209,726
Narayan Menon Former Chief Financial Officer (7)	2021	$350,000	$227,500	$ —	$1,783,016(4)	$10,000	$ 2,370,516
	2020	$350,000	$725,000	$ —	$3,425,400(6)	$10,000	$ 4,510,400
Mark Kornfilt President and Chief Product Officer	2021	$450,000	$450,000	$12,252,210	$ 895,234(4)	$10,000	$14,057,444
	2020	$350,000	$500,000	$ —	$ —	$10,000	$ 860,000

1. For each named executive officer, the amounts in the table above reflect annual cash bonuses, except that for Mr. Menon in 2020, the amount in the table above reflects an annual cash bonus in the amount of $350,000 and a one-time signing bonus intended to cover costs related to the relocation of Mr. Menon and his family to the New York City metropolitan area in the amount of $375,000. 2020 bonuses were paid in 2021, and 2021 bonuses were paid in 2022.
2. Reflects the grant date fair value of RSU awards granted to Ms. Sud ($14,999,266) and Mr. Kornfilt ($11,999,413) during 2021 denominated in the equity of Vimeo OpCo ("Vimeo OpCo RSUs"), computed in accordance with FASB ASC 718. The grant date fair value of each RSU award was determined by reference to the pre-money valuation of Vimeo OpCo's January 2021 primary equity raise (described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 1, 2022), which was the most recently completed equity transaction prior to the grant-date between Vimeo OpCo and unrelated third parties. For information about the weighted-average grant date fair value of RSUs, see Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 1, 2022. The Vimeo OpCo RSUs were converted into Vimeo RSUs with respect to Vimeo common stock in the Spin-off and associated merger of Vimeo entities. Such amounts also reflect non-cash modification charges for Ms. Sud ($315,953) and Mr. Kornfilt ($252,797) related to adjustments to their RSU awards made in connection with the Spin-off and Vimeo merger.
3. For each named executive officer, reflects 401(k) plan matching contributions.
4. For each named executive officer, the amounts in the table above represent a non-cash modification charge related to adjustments to Vimeo SARs and Vimeo options in connection with the Spin-off and Vimeo merger.
5. The amount in the table above for Ms. Sud under the column header "Option Awards" represents a non-cash modification charge relating to the conversion of each IAC stock option (all of which were vested) outstanding at the time of the separation of the businesses of Match Group, Inc. from the remaining businesses of the company formerly named "IAC/InterActiveCorp" (the "Match Separation") into an IAC stock option and a Match Group stock option in connection with the Match Separation. The adjustments were designed to preserve the intrinsic or "spread" value of the stock options immediately before and immediately after the adjustment (with the allocation between IAC stock options and Match Group stock options determined pursuant to the terms of the Match Separation), and were made pursuant to and in accordance with the terms of the applicable plan pursuant to which the IAC stock options were initially granted based on the relative values of IAC common stock and Match Group common stock at the time of the Match Separation. Because the adjustments were intended to preserve the value of the options, Vimeo does

Vimeo, Inc. 2022 Proxy Statement 23

not believe that the related modiﬁcation charge is reflective of any additional cost to IAC or Vimeo or the receipt of any additional beneﬁt by Ms. Sud. This amount does not represent the value of new equity compensation awarded, as Ms. Sud did not receive any option awards in 2020. 6. Reflects the grant date fair value of stock appreciation rights (“SARs”) granted to Mr. Menon during 2020 denominated in the equity of Vimeo OpCo (“Vimeo OpCo SARs”), computed using the Black-Scholes option pricing model, in accordance with FASB ASC 718. The Vimeo OpCo SARS were converted into stock appreciation rights with respect to Vimeo common stock in connection with the Vimeo merger. The Black-Scholes option pricing model incorporates various assumptions, including expected volatility (based on historical stock prices of peer companies that were used in the preparation of internal valuations used in valuing shares of Vimeo OpCo), risk-free interest rates (based) on U.S. Treasury yields for notes with terms comparable to those of the Vimeo OpCo SARs, in effect at the grant date), expected term (based on the mid-point of the ﬁrst and last windows of exercise) and dividend yield. The assumptions used to calculate the amount in the table above are as follows: expected volatility (38%), risk-free interest rate (1.1), expected term (3.3 years) and dividend yield (none). For information about the weighted-average grant date fair value of SARs, see Note 10 to our consolidated ﬁnancial statements included in our Annual Report on Form 10-K for the ﬁscal year ended December 31, 2021, ﬁled with the SEC on March 1, 2022. 7. On April 4, 2022, Mr. Menon resigned as our Chief Financial Ofﬁcer and has served as an Executive Advisor since that time. Narrative to Summary Compensation Table Base Salaries We provide each named executive ofﬁcer with a base salary, reflective of the competitive marketplace, for the services that the named executive ofﬁcer performs for us. Base salary serves as the primary form of ﬁxed compensation for our named executive ofﬁcers. Base salaries are reviewed annually and may be increased based on the individual performance of the named executive ofﬁcer, company performance, the executive’s position within our business, the scope of his or her responsibilities, market practices and any changes thereto. Annual Cash Bonuses Annual cash bonuses for our named executive ofﬁcers are discretionary and, beginning for ﬁscal year 2021 after the completion of the Spin-off, are determined by our Compensation and Human Capital Management Committee. The determination of bonus amounts is based on a non-formulaic assessment of factors that vary from year to year, none of which have a pre-established weighting. In determining individual annual bonus amounts, a variety of factors regarding Vimeo’s overall performance are considered, such as growth in proﬁtability or achievement of strategic objectives, an individual executive’s performance and contribution to Vimeo, and general bonus expectations previously established between Vimeo and the executive. Equity Compensation Although we do not have a formal policy with respect to the grant of equity incentive awards to our named executive ofﬁcers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture, and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention by incentivizing our executive ofﬁcers to remain in our employment during the relevant vesting period. Our Compensation and Human Capital Management Committee periodically reviews the equity incentive compensation of our named executive ofﬁcers and from time to time may grant equity incentive awards to them. The SARs awarded to Mr. Menon in 2020 vest in four equal annual installments on the anniversary of the commencement of Mr. Menon’s employment with Vimeo OpCo (January 6, 2020) and expire on the tenth anniversary of the grant date (February 24, 2020). The transition agreement between Vimeo and Mr. Menon modiﬁes the vesting conditions for the third tranche of his SAR award. The RSUs awarded to Ms. Sud and Mr. Kornﬁlt in 2021 vest in full on March 3, 2024, the third anniversary of the grant date. Employment Agreements Vimeo OpCo entered into an employment agreement with each of Ms. Sud, dated as of June 22, 2017, Mr. Menon, dated as of October 28, 2019, and Mr. Kornﬁlt, dated as of September 24, 2017, which we refer to as the Sud Agreement, the Menon Agreement, and the Kornﬁlt Agreement respectively. Executive Compensation 24 Vimeo, Inc. 2022 Proxy Statement

Sud Agreement The Sud Agreement provides that Ms. Sud will serve as our Chief Executive Ofﬁcer. The Sud Agreement provides for “at will” employment. The Sud Agreement provides for (i) an annual base salary, which has subsequently been increased, (ii) eligibility to receive an annual discretionary bonus, with a target bonus equal to 100% of her base salary, (iii) an entitlement to certain equity awards, which have been granted, and (iv) participation in our employee beneﬁt plans. In addition, the Sud Agreement further provides for six months of continued salary upon the termination of her employment without cause, subject to her execution of a release of claims in favor of the company. Ms. Sud is also party to an Employee Conﬁdentiality, Intellectual Property, and Non-Solicitation Agreement with us that contains restrictive covenants, including conﬁdentiality of information, assignment of certain intellectual property, non-solicitation and mutual non-disparagement covenants. Menon Agreement The Menon Agreement provided that Mr. Menon would serve as our Chief Financial Ofﬁcer. The Menon Agreement provided for “at will” employment, commencing in January 2020. The Menon Agreement provided for (i) an annual base salary of $350,000, (ii) eligibility to receive an annual discretionary bonus, with a target bonus equal to 65% of his base salary, (iii) a sign-on bonus, which is subject to repayment in the event of certain terminations of employment, (iv) an entitlement to certain equity awards, which have been granted and (v) participation in our employee beneﬁt plans. The Menon Agreement contained restrictive covenants, including non-competition. In addition, the Menon Agreement further provided for six months of continued salary upon the termination of his employment without cause or resignation for good reason (12 months, upon a termination occurring within 24 months of his commencement date), subject to his execution of a release of claims. Mr. Menon is also party to an Employee Conﬁdentiality, Intellectual Property, and Non- Solicitation Agreement with us that contains restrictive covenants, including conﬁdentiality of information, assignment of certain intellectual property, non-solicitation and mutual non-disparagement covenants. Transition Agreement with Mr. Menon On February 4, 2022, Mr. Menon notiﬁed the Company of his decision to resign from the Company. In connection with Mr. Menon’s resignation, Mr. Menon and the Company entered into a transition agreement dated February 4, 2022 (referred to as the Transition Agreement). The Transition Agreement provides that Mr. Menon will continue in his employment with the Company as its Chief Financial Ofﬁcer until his successor begins or June 30, 2022, whichever is earlier (the applicable date referred to as the Separation Date). After the Separation Date, Mr. Menon will stay on as a consultant until December 31, 2022 to help with the transition. In exchange for Mr. Menon’s agreement to provide continuing services to the Company, (i) the Company will continue to pay Mr. Menon his base salary at its current rate through the Separation Date, (ii) the Company will pay Mr. Menon a 2021 bonus equal to his current annual target (65% of his annual base salary), which has been paid and is reflected in the Summary Compensation Table above, (iii) for the period between January 1, 2022 and the Separation Date, Mr. Menon will be eligible for a discretionary bonus, (iv) during the consultancy period, the Company will pay Mr. Menon at his current annual base salary and will continue to provide Mr. Menon with health beneﬁts, (v) 342,326 of Mr. Menon’s SARs, representing 75% of a tranche that otherwise had a cliff vest on January 6, 2023, will vest on September 6, 2022 and (vi) Mr. Menon will have twelve months after the Separation Date to exercise his vested SARs. In addition, the Agreement includes other customary terms and covenants in favor of the Company. Mr. Menon resigned from the Company effective April 4, 2022, at which time he became an Executive Advisor to the Company. Kornﬁlt Agreement The Kornﬁlt Agreement initially provided that Mr. Kornﬁlt would serve as our General Manager, Live. The Kornﬁlt Agreement provides for “at will” employment. The Kornﬁlt Agreement provides for (i) an annual base salary, which has subsequently been increased, (ii) eligibility to receive a discretionary annual bonus, with a target bonus equal to up to 50% of his base salary, which has subsequently been increased to 100%, (iii) an entitlement to certain equity awards, which have been granted and (iv) participation in our employee beneﬁt plans. The Kornﬁlt Agreement contains restrictive covenants, including non-competition and non-solicitation. In addition, the Kornﬁlt Agreement further provides for three months of continued salary upon the termination of his employment without cause or resignation for good reason, subject to his execution of a release of claims. Mr. Kornﬁlt is also party to an Employee Conﬁdentiality, Intellectual Property, and Non-Solicitation Agreement with us that contains restrictive covenants, including conﬁdentiality of information, assignment of certain intellectual property, non-solicitation and mutual non-disparagement covenants. Executive Compensation Vimeo, Inc. 2022 Proxy Statement 25

Equity Under the Vimeo 2021 Stock and Annual Incentive Plan (the “2021 Plan”), unless otherwise provided by the administrator in the applicable award agreement, in the event that, upon a termination of employment (other than for cause or disability) or resignation for good reason during the two (2)-year period following a “Change in Control” ?(as such term is deﬁned in the 2021 Plan): • all unvested stock options and SARs, including the stock options and SARs held by our named executive ofﬁcers, outstanding as of the date of termination or resignation that were outstanding as of the date of the change in control will become fully vested and exercisable and will remain exercisable for the greater of: (i) the period that they would have remained exercisable absent the change in control provision and (ii) the lesser of the original term or one (1) year following such termination or resignation; • all restrictions applicable to all restricted stock awards outstanding as of the date of termination or resignation that were outstanding as of the date of the change in control will lapse and such restricted stock awards will become fully vested and transferable; and • all RSUs, including the RSUs held by our named executive ofﬁcers, outstanding as of the date of termination or resignation that were outstanding as of the date of the change in control will become fully vested and such RSUs will be settled in cash or shares of Vimeo common stock as promptly as practicable. 401(k) Plan For the year ended December 31, 2021 and pursuant to the Employee Matters Agreement with IAC, Vimeo employees were eligible to participate in a retirement savings plan sponsored by IAC in the United States, which is qualiﬁed under Section 401(k) of the Internal Revenue Code. Under the IAC Retirement Savings Plan (the “IAC Plan”), participating employees may contribute up to 50% of their pre-tax earnings, subject to IRS limits and a $10,000 annual cap. The employer match under the IAC Plan is 100% of the ﬁrst 10% of a participant’s eligible earnings, subject to IRS limits. Matching contributions are invested in the same manner as each participant’s voluntary contributions in the investment options provided under the IAC Plan. Beginning January 1, 2022, all investments in the IAC Plan were transferred to the Vimeo Retirement Savings Plan (the “Vimeo Plan”). The employer match under the Vimeo Plan continues to be 100% of the ﬁrst 10% of a participant’s eligible earnings, subject to IRS limits and a $10,000 annual cap. Adjustments to Equity Awards in Connection with the Spin-off Treatment of IAC Stock Options In connection with the Spin-off, each option to purchase shares of IAC common stock was converted into an option to purchase shares of IAC common stock and an option to purchase shares of Vimeo common stock with adjustments to the number of shares subject to each option and the option exercise prices based on (1) the value of IAC common stock prior to the Spin-off and (2) the value of IAC common stock and the value of Vimeo common stock after giving effect to the Spin-off. Except as otherwise described above and except to the extent otherwise provided under local law, following the Spin- off, the converted options generally have the same terms and conditions, including the same exercise periods, as the options to purchase shares of IAC common stock had immediately prior to the Spin-off. Following the Spin-off, solely for purposes of determining the expiration of options with respect to shares of common stock of one company held by employees of the other company, IAC and Vimeo employees will be deemed employed by both companies for so long as they continue to be employed by whichever of the companies employs them immediately following the Spin-off. Treatment of Vimeo OpCo Equity Awards Prior to the Spin-off, Vimeo OpCo had outstanding SARs and RSUs, the value of which corresponded to shares of Vimeo OpCo common stock. Executive Compensation 26 Vimeo, Inc. 2022 Proxy Statement

Executive Compensation

In the Vimeo merger:

- each Vimeo OpCo SAR was converted into a stock appreciation right corresponding to, and settled in, shares of Vimeo common stock ("Vimeo SAR"), with adjustments to the number of shares subject to each Vimeo SAR and the base price applicable to each Vimeo SAR, based on the exchange ratio in the Vimeo merger; and
- each Vimeo OpCo RSU Award was converted into an award of restricted stock units corresponding to, and settled in, shares of Vimeo common stock ("Vimeo RSU Award"), with adjustments to the number of shares subject to each Vimeo RSU Award based on the exchange ratio in the Vimeo merger.

The Vimeo SARs and the Vimeo RSU awards otherwise have terms and conditions that are customary for a public company stock appreciation rights and restricted stock units.

Outstanding Equity Awards at Year-End Table

The table below provides information regarding Vimeo stock options, RSUs and SARs, as applicable, held by our named executive officers on December 31, 2021. The market value of Vimeo RSU awards is based on the closing market price of Vimeo common stock ($17.96) on December 31, 2021. All amounts included in the below table reflect the adjustment to equity awards in connection with the Spin-off and Vimeo merger, as further described in the section above titled "—Narrative to Summary Compensation Table—Adjustments to Equity Awards in Connection with the Spin-off."

		Option Awards				Stock Awards(1)	
	Grant date	Number of securities underlying unexercised SARs/ options (#) (Exercisable)	Number of securities underlying unexercised SARs/ options (#) (Unexercisable)	Option/SAR exercise price ($)	Option/SAR expiration date	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested (#)	Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(5)
Anjali Sud							
Vimeo SARs	2/10/2016	50,715	—	$4.73	2/10/2026	—	—
Vimeo SARs	8/9/2016	101,430	—	$4.73	8/9/2026	—	—
Vimeo SARs	2/14/2017	50,715	—	$4.73	2/14/2027	—	—
Vimeo SARs	8/24/2017	1,065,015	—	$4.73	8/24/2027	—	—
Vimeo SARs	8/24/2017	507,150	—	$6.99	8/24/2027	—	—
Vimeo SARs	3/2/2018	253,575	—	$5.95	3/2/2028	—	—
Vimeo SARs	7/17/2019	710,010	—	$6.73	7/17/2029	—	—
Vimeo stock options	12/1/2016	8,117(2)	—	$4.11	12/1/2026	—	—
Vimeo RSUs	3/3/2021	—	—	—	—	430,395(1)	$7,729,894
Narayan Menon							
Vimeo SARs	2/24/2020	912,870	912,870(3)	$6.72	2/24/2030	—	—
Mark Kornfilt							
Vimeo SARs	11/1/2017	126,787	—	$4.90	11/1/2027	—	—
Vimeo SARs	6/28/2018	253,575	—	$5.95	6/28/2028	—	—
Vimeo SARs	6/28/2018	95,090	31,697(4)	$5.95	6/28/2028	—	—
Vimeo SARs	7/17/2019	710,010	—	$6.73	7/17/2029	—	—
Vimeo RSUs	3/3/2021	—	—	—	—	344,316(1)	$6,183,915

Vimeo, Inc. 2022 Proxy Statement 27

Executive Compensation

1. The table below provides the following information regarding RSUs held by each of our named executive officers on December 31, 2021: (i) the number of RSUs outstanding on December 31, 2021, (ii) the market value of RSUs outstanding on December 31, 2021 and (iii) the vesting schedule for each award. All RSUs included in the table below were granted on March 3, 2021.

Name	Number of Unvested RSUs as of 12/31/21 (#)	Market Value of Unvested RSUs as of 12/31/21 ($)	Vesting Schedule (#)		
			2022	2023	2024
Anjali Sud	430,395	$7,729,894	—	—	430,395
Narayan Menon	—	—	—	—	—
Mark Kornfilt	344,316	$6,183,915	—	—	344,316

2. As discussed in footnote 5 to the Summary Compensation Table, in connection with the Match Separation, each IAC stock option (all of which were vested) outstanding at the time of the Match Separation was split into an IAC stock option and a Match Group stock option. These IAC and Match Group stock options otherwise have the same terms and conditions, including exercise periods, as the corresponding vested IAC stock options outstanding immediately prior to the Match Separation. Subsequently, in connection with the Spin-off and Vimeo merger, each option to purchase shares of IAC common stock was converted into an option to purchase shares of IAC common stock and an option to purchase shares of Vimeo common stock with adjustments to the number of shares subject to each option and the option exercise prices based on (1) the value of IAC common stock prior to the Spin-off and (2) the value of IAC common stock and the value of Vimeo common stock after giving effect to the Spin-off, as further described in the section above titled "—Narrative to Summary Compensation Table—Adjustments to Equity Awards in Connection with the Spin-off."
3. Represents SARs that vested/vest in four equal annual installments on the anniversary of the vesting start date (January 6, 2020).
4. Represents SARs that vested/vest in four equal annual installments on the anniversary of the vesting start date (May 14, 2018).
5. Amounts have been determined by multiplying the number of unvested RSUs by $17.96, which was the closing price of a share of Vimeo common stock on December 31, 2021.

28 Vimeo, Inc. 2022 Proxy Statement

Director Compensation

Non-Employee Director Compensation Arrangements. The Compensation and Human Capital Management Committee has primary responsibility for establishing non-employee director compensation arrangements, which have been designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to encourage ownership of Vimeo common stock to further align the interests of our non-employee directors with those of our stockholders. Under the non-employee director compensation arrangements in effect during 2021 after the Spin-off: (i) each non-employee director received an annual retainer in the amount of $50,000, (ii) each member of the Audit and Compensation and Human Capital Management Committees (including their respective Chairpersons) received an additional annual retainer in the amount of $10,000 and $5,000, respectively and (iii) the Chairpersons of each of the Audit and Compensation and Human Capital Management Committees received an additional annual retainer in the amount of $20,000, with all amounts being paid quarterly, in arrears.

In addition, these arrangements also provided that each non-employee director receive a grant of Vimeo RSUs with a dollar value of $200,000 upon his or her initial election to the Board and annually thereafter upon re-election on the date of Vimeo's annual meeting of stockholders, the terms of which provide for: (i) vesting in two equal installments on each of the first two anniversaries of the grant date, (ii) cancellation and forfeiture of unvested RSUs upon a termination of service with Vimeo and its affiliates and (iii) full acceleration of the vesting of RSUs upon a change in control of Vimeo in the event of termination of service with Vimeo and its affiliates. The Company also reimburses non-employee directors for all reasonable expenses incurred in connection with attendance at Vimeo Board and Board committee meetings.

Joseph Levin, Chairman of our Board, does not participate in our non-employee director compensation arrangements.

Deferred Compensation Plan for Non-Employee Directors. In December 2021, Vimeo's Compensation and Human Capital Management Committee approved a Deferred Compensation Plan for Non-Employee Directors. Pursuant to the plan, non-employee directors may defer all or a portion of their Board and Board committee fees. Eligible directors who defer all or any portion of these fees can elect to have such deferred fees notionally invested in shares of Vimeo common stock (represented by Vimeo share units) or credited to a cash fund. If any dividends are paid on Vimeo common stock, dividend equivalents will be credited on the Vimeo share units. The cash fund will be credited with deemed interest at an annual rate equal to the weighted average prime lending rate of JPMorgan Chase & Co. After a director ceases to be a member of the Board, he or she will receive: (i) with respect to share units, the number of shares of Vimeo common stock represented by such share units, and (ii) with respect to the cash fund, a cash payment in an amount equal to deferred amounts, plus accrued interest. These payments are generally made in one lump sum payment, unless a director initially elected to receive up to five annual installments, after the relevant director leaves the Board and otherwise in accordance with the plan.

2021 Non-Employee Director Compensation. The table below provides the amount of: (i) fees earned by non-employee directors for services performed during 2021, commencing at the completion of the Spin-off and (ii) the grant date fair value of RSU awards granted in 2021.

Name	Fees Earned and Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Adam Gross	$37,500	$199,988	$237,488
Alesia J. Haas	$50,000	$199,988	$249,988
Kendall Handler	$31,250	$199,988	$231,238
Jay Herratti (3)	$ 6,875	$199,449	$206,324
Ida Kane	$37,500	$199,988	$237,488
Mo Koyfman	$46,875	$199,988	$246,863
Spike Lee	$31,250	$199,988	$231,238
Joseph Levin (4)	$ —	$ —	$ —
Nabil Mallick	$34,375	$199,988	$234,363
Glenn H. Schiffman	$31,250	$199,988	$231,238
George C. Wolfe (3)	$27,500	$ —	$ 27,500

Vimeo, Inc. 2022 Proxy Statement 29

1. Reflects a pro-rated amount of annual fees, beginning upon completion of the Spin-off, and the amount of committee and Chairman fees paid during the portion of 2021 that followed the completion of the Spin-off. 2. Reflects the grant date fair value of RSU awards granted to the director during 2021, calculated by multiplying the closing market price of Vimeo common stock on the grant date by the number of RSUs awarded. As of December 31, 2021, our directors held the following number of RSUs in the aggregate: Outstanding Name RSUs (#) Adam Gross 4,406 Alesia J. Haas 4,406 Kendall Handler 4,406 Jay Herratti 10,781 Ida Kane 4,406 Mo Koyfman 4,406 Spike Lee 4,406 Nabil Mallick 4,406 Glenn H. Schiffman 4,406 In addition to the RSUs listed above, as a result of the Spin-off, as of December 31, 2021, each of Messrs. Levin and Schiffman and Ms. Handler held 1,623,500, 618,553 and 6,088 Vimeo stock options, respectively, issued in respect of IAC stock options previously granted as part of their compensation received as ofﬁcers of IAC and unrelated to their service as directors of Vimeo. Additionally, as of this same date, Mr. Levin held 4,870,500 shares of Vimeo restricted stock issued in respect of IAC restricted stock previously granted as part of his compensation by IAC, as described below. In the Spin-off, Mr. Levin received these shares of Vimeo restricted stock based on the Spin-off exchange ratio and retained his original 3,000,000 shares of IAC restricted stock. Treatment of Mr. Levin’s IAC Restricted Stock Award in connection with the Spin-off On November 5, 2020, Mr. Levin received an IAC Restricted Stock award covering 3,000,000 shares of IAC common stock. In the Spin-off, Mr. Levin received 4,8750,000 shares of Vimeo restricted common stock based on the Spin-off exchange ratio and retained his shares of IAC restricted common stock. In connection with the Spin-off, Vimeo and Mr. Levin entered into a restricted stock agreement covering the shares of restricted Vimeo common stock received by Mr. Levin in the Spin-off, with the vesting of such shares generally subject to the same requirements as are applicable to the IAC Restricted Stock award, including Vimeo stock price performance goals that reflect the impact of the Spin-off. Upon a change in control of Vimeo, a designated percentage of the Vimeo Restricted Stock award will vest based on the timing of the change in Control and subject to a floor of 30%, escalating to 100%. The fair value of the Vimeo Restricted Stock Award was determined using a lattice model that incorporated a Monte Carlo simulation of Vimeo’s stock price and IAC’s stock price. The attribution of the estimated fair values of the awards between IAC and Vimeo was determined on a proportional basis as a function of the estimated fair value of each respective award as of the date of the Spin-off. The amount allocated to Vimeo was $87.3 million and is expected to be recognized over the remaining requisite service period through November 2030 subject to Mr. Levin’s continuous service as a Vimeo director. Vimeo does not believe that this amount is reflective of the receipt of any additional beneﬁt by Mr. Levin. Moreover, this amount does not represent the value of any new equity award granted to Mr. Levin in 2021. 3. Mr. Wolfe resigned from our Board on December 16, 2021, and Mr. Herratti was appointed on the same day to ﬁll Mr. Wolfe’s vacancy. Mr. Wolfe forfeited his RSUs upon his departure from the Board. 4. Mr. Levin, Chairman of our Board, does not participate in our current non-employee director compensation arrangements. Director Compensation 30 Vimeo, Inc. 2022 Proxy Statement

Equity Compensation Plan Information Securities Authorized for Issuance Under Equity Compensation Plans. The following table summarizes information, as of December 31, 2021, regarding Vimeo equity compensation plans pursuant to which grants of Vimeo stock appreciation rights, stock options, RSUs or other rights to acquire shares of Vimeo common stock may be made from time to time. Number of Securities Remaining Available for Number of Securities to be Future Issuance Under Issued upon Exercise of Weighted-Average Exercise Equity Compensation Plans Outstanding Options, Price of Outstanding Options, (Excluding Securities Plan Category Warrants and Rights (A) Warrants and Rights (B) Reflected in Column (A)) (C) Equity compensation plans approved by security holders (1)(2)(3) 20,829,650 $5.91 8,359,302 Equity compensation plans not approved by security holders — — — Total 20,829,650 $5.91 8,359,302 (1) Includes grants under Vimeo’s 2021 Stock and Annual Incentive Plan. For a description of this plan, see the ﬁrst two paragraphs of Note 10 to the consolidated ﬁnancial statements in our Annual Report on Form 10-K for the ﬁscal year ended December 31, 2021, ﬁled with the SEC on March 1, 2022. (2) Includes an aggregate of: (i) up to 3,343,978 shares issuable upon the vesting of Vimeo RSUs and (ii) up to 17,485,672 shares issuable upon the exercise of outstanding stock options and SARs, in each case, as of December 31, 2021. (3) Information excludes 4,870,500 shares of Vimeo restricted stock, which is reflected in the total number of shares of Vimeo common stock issued and outstanding as of December 31, 2021. Vimeo, Inc. 2022 Proxy Statement 31

Security Ownership of Certain Beneficial Owners and Management

The following table presents, as of April 18, 2022, information relating to the beneficial ownership of Vimeo common stock and Class B common stock by: (1) each person known by Vimeo to beneficially own more than 5% of the outstanding shares of Vimeo common stock and/or Class B common stock, (2) each director nominee (all of whom are incumbent directors), (3) each Vimeo named executive officer and (4) all current directors and executives officers as a group. As of April 18, 2022, there were 156,884,951 and 9,399,250 shares of Vimeo common stock and Class B common stock, respectively, outstanding.

Unless otherwise indicated, the beneficial owners listed below may be contacted at Vimeo's corporate headquarters located at 555 West 18th Street, New York, New York 10011. For each listed person, the number of shares of Vimeo common stock and percent of such class listed includes vested Vimeo SARs and stock options, and assumes the conversion of any shares of Vimeo Class B common stock owned by such person and the vesting of any Vimeo SARs, stock options and/or RSUs scheduled to occur within sixty days of April 18, 2022, but does not assume the conversion, exercise or vesting of any such equity securities owned by any other person. Shares of Vimeo Class B common stock may, at the option of the holder, be converted on a one-for-one basis into shares of Vimeo common stock. The percentage of votes for all classes of capital stock is based on one vote for each share of Vimeo common stock and ten votes for each share of Vimeo Class B common stock.

	Vimeo Common Stock		Vimeo Class B Common Stock		Percent of Vote
Name and Address of Beneficial Owner	**Number of Shares Owned**		**Number of Shares Owned**	**% of Class Owned**	**(All Classes)**
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	12,634,772(1)	8.1%	—	—	5.0%
T Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	11,227,946(2)	7.2%	—	—	4.5%
Morgan Stanley 1585 Broadway New York, NY 10036	9,193,217(3)	5.9%	—	—	3.7%
Jackson Square Partners, LLC One Letterman Drive Building A, Suite A3-200 San Francisco, CA 92129	7,894,508(4)	5.0%	—	—	3.1%
Barry Diller	11,527,867(5)	6.9%	9,399,250(6)	100%	38.3%
Joseph Levin	18,486,030(7)	11.1%	9,399,250(8)	100%	41.1%
Anjali Sud	2,746,727(9)	1.8%	—	—	1.1%
Narayan Menon	913,550(10)	*	—	—	*
Mark Kornfilt	1,217,159(11)	*	—	—	*
Michael A. Cheah	276,281(12)	*	—	—	*
Adam Gross	—	—	—	—	—
Alesia J. Haas	—	—	—	—	—
Kendall Handler	8,502(13)	*	—	—	*
Jay Herratti	—	—		—	—
Ida Kane	—	—	—	—	—
Mo Koyfman	373(14)	*	—	—	*
Spike Lee	—	—	—	—	—
Nabil Mallick	—	—	—	—	—

32 Vimeo, Inc. 2022 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

	Vimeo Common Stock		Vimeo Class B Common Stock		Percent of Vote
Name and Address of Beneficial Owner	**Number of Shares Owned**		**Number of Shares Owned**	**% of Class Owned**	**(All Classes)**
Glenn H. Schiffman	674,739(15)	*	—	—	*
All executive officers and directors as a group (14 persons)	24,291,664	14.6%	9,399,250	100%	43.4%

* The percentage of shares beneficially owned does not exceed 1% of the class.

1. Based upon information regarding Vimeo holdings reported by way of a Schedule 13G filed by The Vanguard Group ("Vanguard") with the SEC on February 9, 2022. Vanguard beneficially owns the Vimeo holdings disclosed in the table above in its capacity as an investment adviser. Vanguard has sole dispositive power over 12,417,722 shares of Vimeo common stock listed in the table above.
2. Based upon information regarding Vimeo holdings reported by way of Amendment No. 2 to a Schedule 13G filed by T. Rowe Price Associates, Inc. ("Price Associates") with the SEC on February 14, 2022. Price Associates beneficially owns the Vimeo holdings disclosed in the table above in its capacity as an investment adviser. Price Associates has sole voting power over 4,769,557 shares of Vimeo common stock and sole dispositive power over 11,227,946 shares of Vimeo common stock listed in the table above.
3. Based upon information regarding Vimeo holdings reported by way of a Schedule 13G filed by Morgan Stanley and Morgan Stanley Investment Management Inc. ("MSIM") with the SEC on February 11, 2022. Morgan Stanley beneficially owns an aggregate of 9,193217 shares of Vimeo common stock, and MSIM beneficially owns an aggregate of 8,724,196 shares of Vimeo common stock. MSIM beneficially owns such Vimeo holdings in its capacity as an investment adviser. The securities beneficially owned by Morgan Stanley are owned, or may be deemed to be beneficially owned, by MSIM, a wholly-owned subsidiary of Morgan Stanley. The address for MSIM is 525 5th Avenue, 6th Floor, New York, NY 10036.
4. Based upon information regarding Vimeo holdings reported by way of a Schedule 13G filed by Jackson Square Partners, LLC ("Jackson Square") with the SEC on February 11, 2022. Jackson Square beneficially owns the Vimeo holdings disclosed in the table above in its capacity as an investment adviser. Jackson Square has sole voting power over 6,297,889 shares of Vimeo common stock listed in the table above, and sole dispositive power over 7,894,508 shares of Vimeo common stock listed in the table above.
5. Consists of (i) 2,125,840 shares of Vimeo common stock, including 1,623,500 shares of Vimeo common stock underlying vested stock options, and 9,399,250 shares of Vimeo Class B common stock, which are convertible on a one-for-one basis into shares of Vimeo common stock, held directly by Mr. Diller and/or through the Arrow Trust, over which Mr. Diller has sole investment and voting power (and may be deemed to share voting power with Mr. Levin (see footnotes 6 and 7)) and (ii) 2,777 shares of Vimeo common stock held by a family foundation, as to which Mr. Diller may be deemed to share voting and investment power and as to which Mr. Diller disclaims beneficial ownership.
6. Consists of 9,399,250 shares of Vimeo Class B common stock, which are convertible on a one-for-one basis into shares of Vimeo common stock, held directly by Mr. Diller and/or through the Arrow Trust, over which Mr. Diller has sole investment and voting power (and may be deemed to share voting power with Mr. Levin (see footnote 7)).
7. Consists of (i) 4,870,500 shares of Vimeo common stock held directly by Mr. Levin, representing a Restricted Stock Award made to Mr. Levin in June 2021 (for a description of this award, see Exhibit 10.6 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 1, 2022), (ii) 466,940 shares of Vimeo common stock held through a grantor retained annuity trust, of which Mr. Levin serves as sole trustee and is the sole annuitant, (iii) 1,623,500 shares of Vimeo common stock underlying vested stock options and (iv) by virtue of Mr. Levin's entry into a Voting Agreement with Mr. Diller on June 4, 2021, (x) 2,125,840 shares of Vimeo common stock, including 1,623,500 shares of Vimeo common stock underlying vested stock options, held by Mr. Diller, over which Mr. Diller has sole investment power and Mr. Diller and Mr. Levin may be deemed to have shared voting power, and (y) 9,399,250 shares of Vimeo Class B common stock, which are convertible on a one-for-one basis into shares of Vimeo common stock, held directly by Mr. Diller and/or through the Arrow Trust, over which Mr. Levin may be deemed to have shared voting power (see footnotes 5 and 6).
8. Consists of 9,399,250 shares of Vimeo Class B common stock, which are convertible on a one-for-one basis into shares of Vimeo common stock, held directly by Mr. Diller and/or through the Arrow Trust, over which Mr. Diller has sole investment and voting power and as to which Mr. Levin may be deemed to share voting power by virtue of his entry into the Voting Agreement.
9. Consists of (i) 2,738,610 shares of Vimeo common stock underlying vested SARs held by Ms. Sud and (ii) 8,117 shares of Vimeo common stock underlying vested options held by Ms. Sud.

Vimeo, Inc. 2022 Proxy Statement 33

10.Consists of (i) 340 shares of Vimeo common stock held directly by Mr. Menon and (ii) 913,210 shares of Vimeo common stock underlying vested SARs held by Mr. Menon. 11.Consists of (i) 1,185,462 shares of Vimeo common stock underlying vested SARs held by Mr. Kornﬁlt and (ii) 31,697 shares of Vimeo common stock underlying SARs that will vest within 60 days of April 18, 2022 held by Mr. Kornﬁlt. 12.Consists of (i) 48,064 shares of Vimeo common stock held directly by Mr. Cheah and (ii) 228,217 shares of Vimeo common stock underlying vested SARs held by Mr. Cheah. 13.Consists of (i) 2,414 shares of Vimeo common stock held directly by Ms. Handler and (ii) 6,088 shares of Vimeo common stock underlying vested options held by Ms. Handler. 14.Consists of 373 shares of Vimeo common stock held directly by Mr. Koyfman. 15.Consists of (i) 56,186 shares of Vimeo common stock held directly by Mr. Schiffman and (ii) 618,553 shares of Vimeo common stock underlying vested options held by Mr. Schiffman. Security Ownership of Certain Beneﬁcial Owners and Management 34 Vimeo, Inc. 2022 Proxy Statement

Certain Relationships and Related Party Transactions Policies and Procedures for Related Party Transactions We currently have a written related party transaction policy that sets forth our procedures for the identiﬁcation, review, consideration, and approval or ratiﬁcation of related party transactions. For purposes of our policy only, a related person transaction is a transaction, contract, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which (x) we were, are or will be a participant, (y) the amount involved exceeds or is expected to exceed $120,000 and (z) a related party had, has or will have a direct or indirect material interest. Under the policy, if a transaction has been identiﬁed as a related party transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identiﬁed as a related party transaction prior to consummation, our management must present information regarding the related party transaction to the Audit Committee for review, consideration and approval or ratiﬁcation. Under the policy, we will collect information that we deem reasonably necessary from each director, executive ofﬁcer and, to the extent feasible, signiﬁcant stockholder to enable us to identify any existing or potential related party transactions and to effectuate the terms of the policy. Related Party Transactions Based on a review of the transactions between Vimeo and our directors and executive ofﬁcers, their immediate family members, and their afﬁliated entities, as well as beneﬁcial owners of more than 5% of the outstanding shares of our common stock and/or Class B common stock, we have determined that, since the beginning of 2021, we were a party to a number of transactions identiﬁed as related party transactions under our related party transaction policy. Relationship with IAC following the Spin-off Following the Spin-off, the relationship between Vimeo and IAC has been governed by a number of agreements. These agreements include: a separation agreement; a tax matters agreement; a transition services agreement; an employee matters agreement; and a data protection agreement. These agreements were entered into as of May 24, 2021 and are ﬁled as exhibits to our Annual Report on Form 10-K for the ﬁscal year ended December 31, 2021, ﬁled with the SEC on March 1, 2022, and the summaries of these documents that follow are qualiﬁed in their entirety by reference to the full text of those documents. Through December 31, 2021, Vimeo (i) participated in IAC’s health and welfare beneﬁt plans, (ii) obtained certain services through contracts that are held in IAC’s name, for which Vimeo reimbursed IAC and (iii) obtained from IAC (or provided to) certain corporate support services. The total related charges for the years ended December 31, 2021, 2020, and 2019 were $12.8 million, $10.3 million, and $9.3 million, respectively. At December 31, 2021, Vimeo had a current payable due to IAC of $6.4 million, and was subsequently paid in January 2022. At December 31, 2021, there was no amount due to IAC. Certain of the services subject to these agreements have continued into 2022 and through the date of this proxy statement. Upon the completion of the Spin-off, Vimeo entered into an operating lease agreement with IAC for the space Vimeo occupies in IAC’s headquarters at 555 West 18th Street in New York City. The term of the lease expires on May 31, 2022, at which point Vimeo has the right to extend the term for four consecutive periods of one year each on the same terms set forth in the lease. Additionally, in November 2021 Vimeo entered into a sublease agreement with HomeAdvisor, Inc., an indirect subsidiary of IAC, whereby Vimeo agreed to sublease from HomeAdvisor the 10th floor at 330 West 34th Street in New York City. The initial term of the sublease is one year and expires on October 31, 2022 and will automatically renew unless earlier terminated by either party. At December 31, 2021 Vimeo had a current lease liability of $6.1 million and a non-current lease liability of $3.4 million related to these leases. Prior to the Spin-off, IAC allocated rent expense to Vimeo for the space it occupied in IAC’s headquarters building. The total rent expense for the years ended December 31, 2021, 2020, and 2019 were $4.4 million, $3.8 million, and $3.8 million, respectively. For periods prior to the Spin-off, Vimeo’s consolidated statement of operations includes allocations of costs, including stock-based compensation expense, related to IAC’s accounting, treasury, legal, tax, corporate support, ﬁnancial systems, and internal audit functions. These allocations were based on Vimeo’s revenue as a percentage of IAC’s total revenue. Allocated costs were $1.0 million, $6.1 million and $2.5 million for the years ended December 31, 2021, 2020 and 2019, respectively. Vimeo, Inc. 2022 Proxy Statement 35

Separation Agreement The separation agreement provided for restructuring transactions including, among other things, the transfer to Vimeo of IAC’s equity interests in Vimeo OpCo and the repayment by Vimeo OpCo of all outstanding intercompany debt owed to IAC and its subsidiaries (other than Vimeo OpCo’s subsidiaries). The separation agreement also provided for the pre-Spin-off adoption of the certiﬁcate of incorporation and by-laws of Vimeo that came into effect at the time of the Spin-off. Tax Matters Agreement In connection with the Spin-off, IAC and Vimeo entered into a tax matters agreement that governs the parties’ respective rights, responsibilities and obligations with respect to taxes (including taxes arising in the ordinary course of business and taxes, if any, incurred as a result of any failure of the distribution to qualify as tax-free for U.S. federal income tax purposes), entitlement to refunds, allocation of tax attributes, preparation of tax returns, control of tax contests and other tax matters. In addition, the tax matters agreement imposes certain restrictions on Vimeo and its subsidiaries (including restrictions on share issuances, business combinations, sales of assets and similar transactions) designed to preserve the tax-free status of the distribution. The tax matters agreement provides special rules that allocate tax liabilities in the event the distribution fails to qualify as a transaction that is generally tax-free for U.S. federal income tax purposes under Sections 355(a) and 368(a)(1)(D) of the Code. Under the tax matters agreement, IAC and Vimeo generally are responsible for any taxes and related amounts imposed on either of the parties as a result of a failure to so qualify to the extent that the failure to so qualify is attributable to a breach of the relevant representations or covenants made by that party in the tax matters agreement or an acquisition of such party’s equity securities or assets. Employee Matters Agreement The employee matters agreement covers a range of compensation and beneﬁt matters related to the Spin-off. In general, under the employee matters agreement IAC assumed or retained (i) all liabilities with respect to IAC employees, former IAC employees and their dependents and beneﬁciaries under all IAC employee beneﬁt plans, and (ii) all liabilities with respect to the employment or termination of employment of all IAC employees, former IAC employees and other service providers. Vimeo assumed or retained (i) all liabilities under its employee beneﬁt plans, and (ii) all liabilities with respect to the employment or termination of employment of all Vimeo employees, former employees and other service providers. Subject to a transition period through December 31, 2021, after the Spin-off, Vimeo no longer participates in IAC employee beneﬁt plans, but has established its own employee beneﬁt plans that are substantially similar to the plans sponsored by IAC prior to the Spin-off. Through the end of 2021, IAC continued to provide beneﬁts under the IAC health and welfare plans and flexible beneﬁts plan to Vimeo employees and Vimeo bore the cost of this coverage with respect to its employees. Assets and liabilities from the IAC Retirement Savings Plan relating to the accounts of Vimeo employees were transferred to the comparable Vimeo plan following the Spin-off. Transition Services Agreement Under the transition services agreement, each of IAC and Vimeo provides to the other party on an interim, transitional basis, various support services, which includes support with governmental affairs, ﬁnance and accounting services, corporate sourcing, legal affairs, systems support, and any such other support services as to which IAC and Vimeo mutually agree. The charges for these services are generally on an actual cost basis (without markup), except as otherwise agreed upon prior to the completion of the Spin-off. In general, the services began on the date of the completion of the Spin-off and cover a period generally not expected to exceed 12 months following the Spin-off. Each of IAC and Vimeo, as recipient of services, has the right to terminate the transition services agreement with respect to one or more particular services upon 90 days’ prior written notice. Certain Relationships and Related Party Transactions 36 Vimeo, Inc. 2022 Proxy Statement

Commercial Agreements In November 2021, a wholly-owned subsidiary of IAC subleased certain ofﬁce space to Vimeo. The initial term of the sublease is one year and expires on October 31, 2022, with autorenewals for consecutive one-year periods unless earlier terminated by either party. Rent payments for the initial one-year term of the sublease are approximately $2.0 million. In September 2021, Vimeo and IAC entered into an allocation agreement whereby Vimeo maintains coverage under IAC’s membership with a patent risk management service, RPX Corporation (“RPX”), and whereby Vimeo shares the costs of IAC’s membership with RPX for the period through September 18, 2023. For the period of May 25, 2021 through December 31, 2021, Vimeo paid to IAC $200,000 in connection with the RPX allocation agreement. Certain Relationships and Related Party Transactions Vimeo, Inc. 2022 Proxy Statement 37

Other Matters Annual Reports Upon written request to the Corporate Secretary, Vimeo, Inc., 555 West 18th Street, New York, New York 10011, Vimeo will provide without charge to each person solicited a printed copy of Vimeo’s 2021 Annual Report on Form 10-K, including the ﬁnancial statements and ﬁnancial statement schedule ﬁled therewith. Copies are also available on our website, www.vimeo.com. Vimeo will furnish requesting stockholders with any exhibit to its 2021 Annual Report on Form 10-K upon payment of a reasonable processing fee. Stockholder Proposals and Director Nominees for Presentation at the 2023 Annual Meeting Eligible stockholders who wish to have a proposal considered for inclusion in Vimeo’s proxy materials for presentation at the 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must ensure that such proposals are received by Vimeo at its corporate headquarters no later than December 28, 2022. Stockholder proposals submitted for inclusion in Vimeo’s proxy materials must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. If Vimeo does not receive notice of the proposal at its corporate headquarters prior to such date, such proposal will be considered untimely for purposes of Rules 14a-8. If the date of the 2023 Annual Meeting of Stockholders is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before Vimeo begins to print and send proxy materials. If that happens, Vimeo will publicly announce the deadline for submitting a proposal in a press release or in a document ﬁled with the SEC. Eligible stockholders who wish to present a proposal at the 2023 Annual Meeting of Stockholders without inclusion of the proposal in Vimeo’s proxy materials are required to provide notice of such proposal to Vimeo no later than March 13, 2023. If Vimeo does not receive notice of the proposal at its corporate headquarters prior to such date, such proposal will be considered untimely for purposes of Rule 14a-4 and 14a-5 of the Exchange Act, and those Vimeo ofﬁcers who have been designated as proxies for the 2023 Annual Meeting will accordingly be authorized to exercise discretionary voting authority to vote for or against the proposal. Vimeo reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Householding The SEC has adopted rules that permit companies and intermediaries (such as brokers) to send one set of printed proxy materials to any household at which two or more stockholders reside if they appear to be members of the same family or have given their written consent (each stockholder continues to receive a separate proxy card). This process, which is commonly referred to as “householding,” reduces the number of duplicate copies of proxy materials stockholders receive and reduces printing and mailing costs. Only one set of our printed proxy materials will be sent to stockholders eligible for householding unless contrary instructions have been provided. Once you have received notice that your broker or Vimeo will be householding your proxy materials, householding will continue until you are notiﬁed otherwise or you revoke your consent. You may request a separate Notice or set of printed proxy materials by sending a written request to Investor Relations, Vimeo, Inc., 555 West 18th Street, New York, New York 10011, by calling +1 212-314-7300 or by e-mailing ir@vimeo.com. Upon request, Vimeo undertakes to deliver such materials promptly. If at any time: (i) you no longer wish to participate in householding and would prefer to receive a separate set of our printed proxy materials or (ii) you and another stockholder sharing the same address wish to participate in householding and prefer to receive one set of our proxy materials, please notify your broker if you hold your shares in street name or Vimeo if you are a stockholder of record. You can notify us by sending a written request to Investor Relations, Vimeo, Inc., 555 West 18th Street, New York, New York 10011, by calling +1 212-314-7300 or by e-mailing ir@vimeo.com. 38 Vimeo, Inc. 2022 Proxy Statement

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. D77273-P64756 !!! For All Withhold All For All Except For Against Abstain !! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. VIMEO, INC. ATTN: LEGAL 555 WEST 18TH STREET NEW YORK, NY 10011 *To be voted upon by holders of Common Stock voting as a separate class Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other ﬁduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized ofﬁcer. NOTE: In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any adjournment or postponement thereof. 01) Adam Gross 02) Alesia J. Haas* 03) Kendall Handler 04) Jay Herratti 05) Ida Kane* 06) Mo Koyfman 07) Shelton "Spike" Lee* 08) Joseph Levin 09) Nabil Mallick 10) Glenn Schiffman 11) Anjali Sud 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1: PROXY CARD FOR HOLDERS OF COMMON STOCK 2. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. The Board of Directors recommends you vote FOR Proposal 2: VIMEO, INC. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on Monday, June 13, 2022. Have this proxy card in hand when you access the web site and follow the instructions to obtain the records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/VMEO2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on Monday, June 13, 2022. Have this proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date this proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE Z

D77274-P64756 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com. Please note there are two proxy cards, one for Common Stockholders and one for Class B Common Stockholders. Stockholders who receive a Common proxy card and a Class B Common proxy card must vote the shares represented by each card separately. VIMEO, INC. Annual Meeting of Stockholders June 14, 2022 10:00 AM ET This proxy is solicited by the Board of Directors You hereby appoint Anjali Sud and Michael A. Cheah, or either of them, as proxies for you with full power of substitution to vote all shares of Common Stock, par value $0.01 per share, of VIMEO, INC. (the "Company") that you would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held online on Tuesday, June 14, 2022 at 10:00 AM Eastern Time, at www.virtualshareholdermeeting.com/VMEO2022 or at any adjournment thereof (the "Meeting"). Common Stockholders, voting as a separate class, are entitled to elect three (3) directors at the Meeting. Common Stockholders and Class B Common Stockholders, voting as a single class, are entitled to elect eight (8) directors at the Meeting. Please refer to the Proxy Statement for details. The number of shares of Common Stock entitled to vote appears on the back of this card. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED BY YOU. THIS PROXY REVOKES ANY PRIOR PROXY GIVEN BY YOU. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations for Proposals 1 and 2. Continued and to be signed on reverse side

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. D77275-P64756 !!! For All Withhold All For All Except For Against Abstain To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. VIMEO, INC. ATTN: LEGAL 555 WEST 18TH STREET NEW YORK, NY 10011 VIMEO, INC. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other ﬁduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized ofﬁcer. NOTE: In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any adjournment or postponement thereof. 01) Adam Gross 02) Kendall Handler 03) Jay Herratti 04) Mo Koyfman 05) Joseph Levin 06) Nabil Mallick 07) Glenn Schiffman 08) Anjali Sud 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1: 2. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. The Board of Directors recommends you vote FOR Proposal 2: !! ! PROXY CARD FOR HOLDERS OF CLASS B COMMON STOCK VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on Monday, June 13, 2022. Have this proxy card in hand when you access the web site and follow the instructions to obtain the records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/VMEO2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on Monday, June 13, 2022. Have this proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date this proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE Z

D77276-P64756 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com. Please note there are two proxy cards, one for Common Stockholders and one for Class B Common Stockholders. Stockholders who receive a Common proxy card and a Class B Common proxy card must vote the shares represented by each card separately. VIMEO, INC. Annual Meeting of Stockholders June 14, 2022 10:00 AM ET This proxy is solicited by the Board of Directors You hereby appoint Anjali Sud and Michael A. Cheah, or either of them, as proxies for you with full power of substitution to vote all shares of Class B Common Stock, par value $0.01 per share, of VIMEO, INC. (the "Company") that you would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held online on Tuesday, June 14, 2022 at 10:00 AM Eastern Time, at www.virtualshareholdermeeting.com/VMEO2022 or at any adjournment thereof (the "Meeting"). Common Stockholders, voting as a separate class, are entitled to elect three (3) directors at the Meeting. Common Stockholders and Class B Common Stockholders, voting as a single class, are entitled to elect eight (8) directors at the Meeting. Please refer to the Proxy Statement for details. The number of shares of Class B Common Stock entitled to vote appears on the back of this card. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED BY YOU. THIS PROXY REVOKES ANY PRIOR PROXY GIVEN BY YOU. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations for Proposals 1 and 2. Continued and to be signed on reverse side